Exhibit 10.30

EXECUTION VERSION

INTERCREDITOR AGREEMENT

by and among

ROYAL BANK OF CANADA

as ABL Agent,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as First Lien Term Loan Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Second Lien Term Loan Agent

Dated as of August 20, 2015

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Table of Contents

(continued)

EXHIBITS

Exhibit A	—	Form of Additional Indebtedness Designation
Exhibit B	—	Form of Additional Indebtedness Joinder
Exhibit C	—	Form of Joinder of ABL Credit Agreement, First Lien Term Loan Credit
Agreement or Second Lien Term Loan Credit Agreement

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INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of August 20, 2015 by and among Royal Bank of Canada, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “ABL Agent”) for the ABL Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “First Lien Term Loan Agent”) for the First Lien Term Loan Secured Parties and Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Second Lien Term Loan Agent”) for the Second Lien Term Loan Secured Parties. Capitalized terms defined in Article 1 hereof are used in this Agreement as so defined.

RECITALS

A.                                    Pursuant to the Original ABL Credit Agreement, the ABL Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B.                                    Pursuant to the ABL Guarantees, the ABL Guarantors have agreed to guarantee the payment and performance of the ABL Borrowers’ obligations under the ABL Documents.

C.                                    As a condition to the effectiveness of the Original ABL Credit Agreement and to secure the obligations of the ABL Credit Parties under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral.

D.                                    Pursuant to the Original First Lien Term Loan Credit Agreement, the First Lien Term Loan Credit Agreement Lenders have agreed to make certain loans to or for the benefit of the First Lien Term Loan Borrower.

E.                                     Pursuant to the First Lien Term Loan Guarantees, the First Lien Term Loan Guarantors have agreed to guarantee the payment and performance of the First Lien Term Loan Borrower’s obligations under the First Lien Term Loan Documents.

F.                                      As a condition to the effectiveness of the Original First Lien Term Loan Credit Agreement and to secure the obligations of the First Lien Term Loan Credit Parties under and in connection with the First Lien Term Loan Documents, the First Lien Term Loan Credit Parties have granted to the First Lien Term Loan Agent (for the benefit of the First Lien Term Loan Secured Parties) Liens on the Collateral.

G.                                    Pursuant to the Original Second Lien Term Loan Credit Agreement, the Second Lien Term Loan Credit Agreement Lenders have agreed to make certain loans to or for the benefit of the Second Lien Term Loan Borrower.

H.                                   Pursuant to the Second Lien Term Loan Guarantees, the Second Lien Term Loan Guarantors have agreed to guarantee the payment and performance of the Second Lien Term Loan Borrower’s obligations under the Second Lien Term Loan Documents.

I.                                        As a condition to the effectiveness of the Original Second Lien Term Loan Credit Agreement and to secure the obligations of the Second Lien Term Loan Credit Parties under and in connection with the Second Lien Term Loan Documents, the Second Lien Term Loan Credit Parties have granted to the Second Lien Term Loan Agent (for the benefit of the Second Lien Term Loan Secured Parties) Liens on the Collateral.

J.                                        Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Term Indebtedness” (and as either “Additional First Lien Term Indebtedness” or “Additional Second Lien Term Indebtedness”, as the case may be) by executing and delivering the Additional Indebtedness Designation and by complying with the procedures set forth in Section 7.11 hereof, and the holders of such Additional Term Indebtedness and any other applicable Additional Term Secured Party shall thereafter constitute Additional Term Secured Parties (and either “Additional First Lien Term Secured Parties” or “Additional Second Lien Term Secured Parties”, as the case may be), and any Additional Term Agent for any such Additional Term Secured Parties shall thereafter constitute an Additional Term Agent (and either an “Additional First Lien Term Agent” or an “Additional Second Lien Term Agent”, as the case may be), for all purposes under this Agreement.

K.                                    Each of the ABL Agent (on behalf of the ABL Secured Parties), the First Lien Term Loan Agent (on behalf of the First Lien Term Loan Secured Parties) and the Second Lien Term Loan Agent (on behalf of the Second Lien Term Loan Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties, the First Lien Term Loan Credit Parties and the Second Lien Term Loan Credit Parties, desire to agree to the relative priority (as between the ABL Secured Parties on one hand and the First Lien Term Loan Collateral Secured Parties and the Second Lien Term Loan Collateral Secured Parties on the other hand) of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

Definitions

Section 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2 Other Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall mean Royal Bank of Canada in its capacity as collateral agent under the ABL Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original ABL Credit Agreement or any subsequent ABL Credit Agreement, as well as any Person designated as the “Agent” or “Collateral Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) was an ABL Credit Agreement Lender or an ABL Agent or an Affiliate of an ABL Credit Agreement Lender or an ABL Agent, in each case, on the date the applicable ABL Credit Agreement became effective, or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more ABL Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“ABL Bank Products Provider” shall mean any Person (other than an ABL Bank Products Affiliate) that has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, as designated by the Company in accordance with the terms of one or more ABL Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“ABL Borrowers” shall mean the Company and certain of its Subsidiaries, in their capacities as borrowers under the ABL Credit Agreement, together with its and their respective successors and assigns.

“ABL Collateral Documents” shall mean all “Security Documents” as defined in the Original ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, restated, supplemented, waived or modified from time to time.

“ABL Collateral Representative” shall mean (a) if the Original ABL Credit Agreement is then in effect, the ABL Agent acting for the ABL Secured Parties, and (b) if the Original ABL Credit Agreement is not then in effect, the ABL Agent under the relevant subsequent ABL Credit Agreement acting for the ABL Secured Parties.

“ABL Commingled Collateral” shall have the meaning set forth in Section 3.7(a) hereof.

“ABL Credit Agreement” shall mean (i) if the Original ABL Credit Agreement is then in effect, the Original ABL Credit Agreement and (ii) thereafter, if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that complies with clause (1) of the definition of “Additional Indebtedness” and has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original ABL Credit Agreement or (y) any subsequent ABL Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such ABL Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the Term Loan Collateral Representative, that the obligations under such ABL Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the ABL Credit Agreement shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the ABL Credit Agreement, together with their successors, assigns and transferees, as well as any Person designated as a “Lender” under any ABL Credit Agreement.

“ABL Credit Parties” shall mean the ABL Borrowers, the ABL Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any ABL Document.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guarantees, the ABL Collateral Documents, any ABL Hedging Agreements, and those other ancillary agreements as to which the ABL Agent or any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing, in each case as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Guarantees” shall mean that certain guarantee agreement dated as of the date hereof by the ABL Guarantors in favor of the ABL Agent, and all other guarantees of any ABL Obligations of any ABL Credit Party by any other ABL Credit Party in favor of any ABL Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Guarantors” shall mean, collectively, Holding and each direct and indirect Subsidiary of the Company (together with its successors and assigns), other than an ABL Borrower, that at any time is a guarantor under any of the ABL Guarantees and any other Person who becomes a guarantor under any of the ABL Guarantees.

“ABL Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, (b) was an ABL Agent or an ABL Credit Agreement Lender or an Affiliate of an ABL Agent or an ABL Credit Agreement Lender, in each case, on the date the applicable ABL Credit Agreement became effective or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more ABL Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“ABL Hedging Agreements” shall mean any Bank Products Agreements between any ABL Credit Party and any ABL Bank Products Affiliate or any ABL Bank Products Provider and any Hedging Agreements between any ABL Credit Party and any ABL Hedging Affiliate or any ABL Hedging Provider.

“ABL Hedging Provider” shall mean any Person (other than an ABL Hedging Affiliate) that has entered into a Hedging Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, as designated by the Company in accordance with the terms of one or more ABL Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“ABL Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any ABL Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each ABL Credit Party from time to time to the ABL Agent, the “administrative agent” or “agent” under the ABL Credit Agreement, the ABL Credit Agreement Lenders or any of them, any ABL Bank Products Affiliates, any ABL Hedging Affiliates, any ABL Bank Products Providers or any ABL Hedging Providers, under any ABL Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of ABL Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“ABL Permitted Access Right” shall have the meaning set forth in Section 3.7(a).

“ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1)                                 all Accounts (other than Accounts which constitute identifiable Proceeds of Term Loan Priority Collateral);

(2)                                 (x) all Deposit Accounts and Securities Accounts (and all Money, cash, Cash Equivalents, checks, other negotiable instruments, funds and other evidences of payments, Securities and Security Entitlements, in each case, credited thereto or deposited therein), and (y) all cash and Cash Equivalents, in each case other than (i) the Asset Sales Proceeds Account and all cash, checks and other property held therein or credited thereto, (ii) Capital Stock of direct and indirect Subsidiaries of Holding and (iii) identifiable Proceeds of Term Loan Priority Collateral;

(3)                                 all Inventory;

(4)                                 to the extent involving or governing any of the items referred to in the preceding clauses (1) through (3), all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), all Documents, General Intangibles (including data processing software and excluding Intellectual Property and Capital Stock of direct and indirect Subsidiaries of the Company), Instruments (including Promissory Notes), Letter of Credit Rights and Commercial Tort Claims, provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (3) shall be included in the ABL Priority Collateral;

(5)                                 to the extent involving or governing any of the items referred to in the preceding clauses (1) through (4), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral;

(6)                                 all books and Records relating to the foregoing (including all books, databases, customer lists, credit files, computer files and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(7)                                 all collateral security and guarantees with respect to any of the foregoing and all accessions to, substitutions for and replacements of the foregoing, and all Proceeds of the foregoing, including cash, Cash Equivalents, Money, instruments, securities (other than Capital Stock of direct and indirect Subsidiaries of the Company), financial assets, Investment Property (other than Capital Stock of direct and indirect Subsidiaries of the Company), insurance proceeds (including proceeds of business interruption insurance) and Deposit Accounts and Securities Accounts directly received as Proceeds of any ABL Priority Collateral described in the preceding clauses (1) through (4) (such Proceeds, “ABL Priority Proceeds”); provided, however, that no Proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such Proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets (as defined in the next succeeding sentence) be ABL Priority Collateral.

As used in this definition of “ABL Priority Collateral”, the term “Excluded Assets” shall have the meaning provided in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or in the ABL Collateral Documents relating thereto, or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect) or in the ABL Collateral Documents relating thereto.

“ABL Priority Proceeds” shall have the meaning set forth in the definition of ABL Priority Collateral of this Agreement.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall mean the ABL Agent and all ABL Credit Agreement Lenders, all ABL Bank Products Affiliates, all ABL Hedging Affiliates, all ABL Bank Products Providers and all ABL Hedging Providers, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any ABL Credit Agreement.

“Additional Effective Date” shall have the meaning set forth in Section 7.11(b).

“Additional First Lien Term Agent” shall mean any one or more administrative agents, collateral agents, security agents, trustees or other representatives for or of any one or more Additional First Lien Term Secured Parties, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional First Lien Term Credit Facility.

“Additional First Lien Term Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with an Additional First Lien Term Credit Party with the obligations of such Additional First Lien Term Credit Party thereunder being secured by one or more Additional First Lien Term Collateral Documents, (b) was an Additional First Lien Term Agent or an Additional First Lien Term Credit Facility Lender or an Affiliate of an Additional First Lien Term Agent or an Additional First Lien Term Credit Facility Lender, in each case, on the date the Applicable Additional First Lien Term Credit Facility became effective or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Additional First Lien Term Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Additional First Lien Term Bank Products Provider” shall mean any Person (other than an Additional First Lien Term Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional First Lien Term Credit Party with the obligations of such Additional First Lien Term Credit Party thereunder being secured by one or more Additional First Lien Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional First Lien Term Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Additional First Lien Term Borrower” shall mean any Additional First Lien Term Credit Party that incurs or issues Additional Indebtedness under any Additional First Lien Term Credit Facility, together with its successors and assigns.

“Additional First Lien Term Collateral Documents” shall mean all “Security Documents” as defined in any Additional First Lien Term Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional First Lien Term Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional First Lien Term Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional First Lien Term Credit Facilities” shall mean (a) any one or more agreements, instruments and documents under which any Additional First Lien Term Indebtedness is or may be incurred, including any credit agreements, loan agreements, indentures, guarantees or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement (including any credit agreement, loan agreement, indenture or other financing agreement) extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional First Lien Term Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder; provided that all Indebtedness that is incurred under such other agreement constitutes Additional Indebtedness. As used in this definition of “Additional First Lien Term Credit Facilities”, the term “Indebtedness” shall have the meaning assigned thereto in the Original First Lien Term Loan Credit Agreement whether or not then in effect.

“Additional First Lien Term Credit Facility Lenders” shall mean one or more holders of Additional First Lien Term Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional First Lien Term Credit Facilities, together with their successors, assigns and transferees, as well as any Person designated as a “Lender” under any Additional First Lien Term Credit Facility.

“Additional First Lien Term Credit Party” shall mean the Company, Holding (so long as it is a guarantor under any of the Additional First lien Term Guarantees), each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional First Lien Term Document, and any other Person who becomes a guarantor under any of the Additional First Lien Term Guarantees.

“Additional First Lien Term Documents” shall mean any Additional First Lien Term Credit Facilities, any Additional First Lien Term Guarantees, any Additional First Lien Term Collateral Documents, any Additional First Lien Term Hedging Agreements, those other ancillary agreements as to which any Additional First Lien Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Additional First Lien Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional First Lien Term Agent, in connection with any of the foregoing or any Additional First Lien Term Credit Facility, including any intercreditor or joinder agreement among any of the Additional First Lien Term Secured Parties or among any of the First Lien Term Loan Secured Parties and Additional First Lien Term

Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional First Lien Term Guarantees” shall mean any one or more guarantees of any Additional First Lien Term Obligations of any Additional First Lien Term Credit Party by any other Additional First Lien Term Credit Party in favor of any Additional First Lien Term Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional First Lien Term Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with an Additional First Lien Term Credit Party with the obligations of such Additional First Lien Term Credit Party thereunder being secured by one or more Additional First Lien Term Collateral Documents, (b) was an Additional First Lien Term Agent or an Additional First Lien Term Credit Facility Lender or an Affiliate of an Additional First Lien Term Agent or an Additional First Lien Term Credit Facility Lender, in each case, on the date the applicable Additional First Lien Term Credit Facility became effective or at the time of entry into such Additional First Lien Term Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Additional First Lien Term Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Additional First Lien Term Hedging Agreements” shall mean any Bank Products Agreements between any Additional First Lien Term Credit Party and any Additional First Lien Term Bank Products Affiliate or Additional First Lien Term Bank Products Provider and any Hedging Agreements between any Additional First Lien Term Credit Party and any Additional First Lien Term Hedging Affiliate or Additional First Lien Term Hedging Provider.

“Additional First Lien Term Hedging Provider” shall mean any Person (other than an Additional First Lien Term Hedging Affiliate) that has entered into a Hedging Agreement with an Additional First Lien Term Credit Party with the obligations of such Additional First Lien Term Credit Party thereunder being secured by one or more Additional First Lien Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional First Lien Term Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Additional First Lien Term Indebtedness” shall mean any Additional Indebtedness that is designated by the Company as “Additional First Lien Term Indebtedness” in the relevant Additional Indebtedness Designation in accordance with Section 7.11 hereof.

“Additional First Lien Term Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional First Lien Term Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional First Lien Term Credit Party from time to time to any Additional First Lien Term Agent, any Additional First Lien Term Secured

Parties or any of them, including any Additional First Lien Term Bank Products Affiliate, Additional First Lien Term Hedging Affiliate, Additional First Lien Term Bank Products Provider or Additional First Lien Term Hedging Provider, under any Additional First Lien Term Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Additional First Lien Term Credit Party, would have accrued on any Additional First Lien Term Obligation, whether or not a claim is allowed against such Additional First Lien Term Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional First Lien Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional First Lien Term Secured Parties” shall mean all Additional First Lien Term Agents, all Additional First Lien Term Credit Facility Lenders, all Additional First Lien Term Bank Products Affiliates, all Additional First Lien Term Bank Products Providers, all Additional First Lien Term Hedging Affiliates, all Additional First Lien Term Hedging Providers and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any Additional First Lien Term Credit Facility; and with respect to any Additional First Lien Term Agent shall mean the Additional First Lien Term Secured Parties represented by such Additional First Lien Term Agent.

“Additional Indebtedness” shall mean any Additional Specified Indebtedness that (1) is permitted to be secured by a Lien on Collateral by:

(a)           prior to the Discharge of First Lien Term Loan Obligations, Section 7.2 of the Original First Lien Term Loan Credit Agreement (if the Original First Lien Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other First Lien Term Loan Credit Agreement then in effect if the Original First Lien Term Loan Credit Agreement is not then in effect (which covenant is designated in such First Lien Term Loan Credit Agreement as applicable for purposes of this definition);

(b)           prior to the Discharge of Second Lien Term Loan Obligations, Section 7.2 of the Original Second Lien Term Loan Credit Agreement (if the Original Second Lien Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other Second Lien Term Loan Credit Agreement then in effect if the Original Second Lien Term Loan Credit Agreement is not then in effect (which covenant is designated in such Second Lien Term Loan Credit Agreement as applicable for purposes of this definition);

(c)           prior to the Discharge of ABL Obligations, Section 8.2 of the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition); and

(d)           prior to the Discharge of Additional Term Obligations, any negative covenant restricting Liens contained in any applicable Additional Term Credit Facility then in effect (which covenant is designated in such Additional Term Credit Facility as applicable for purposes of this definition); and

(2)    is designated as “Additional Indebtedness” by the Company pursuant to an Additional Indebtedness Designation and in compliance with the procedures set forth in Section 7.11.

As used in this definition of “Additional Indebtedness”, the term “Lien” shall have the meaning set forth (w) for purposes of the preceding clause (1)(a), prior to the Discharge of First Lien Term Loan Obligations, in the Original First Lien Term Loan Credit Agreement (if the Original First Lien Term Loan Credit Agreement is then in effect), or in any other First Lien Term Loan Credit Agreement then in effect (if the Original First Lien Term Loan Credit Agreement is not then in effect), (x) for purposes of the preceding clause (1)(b), prior to the Discharge of Second Lien Term Loan Obligations, in the Original Second Lien Term Loan Credit Agreement (if the Original Second Lien Term Loan Credit Agreement is then in effect), or in any other Second Lien Term Loan Credit Agreement then in effect (if the Original Second Lien Term Loan Credit Agreement is not then in effect), (y) for purposes of the preceding clause (1)(c), prior to the Discharge of ABL Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect) and (z) for purposes of the preceding clause (1)(d), prior to the Discharge of Additional Term Obligations, in the applicable Additional Term Credit Facility then in effect.

“Additional Indebtedness Designation” shall mean a certificate of the Company with respect to Additional Indebtedness substantially in the form of Exhibit A attached hereto.

“Additional Indebtedness Joinder” shall mean a joinder agreement executed by one or more Additional Term Agents in respect of the Additional Indebtedness subject to an Additional Indebtedness Designation, on behalf of one or more Additional Term Secured Parties in respect of such Additional Indebtedness, substantially in the form of Exhibit B attached hereto.

“Additional Second Lien Term Agent” shall mean any one or more administrative agents, collateral agents, security agents, trustees or other representatives for or of any one or more Additional Second Lien Term Secured Parties, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Second Lien Term Credit Facility.

“Additional Second Lien Term Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with an Additional Second Lien Term Credit Party with the obligations of such Additional Second Lien Term Credit Party thereunder being secured by one or more Additional Second Lien Term Collateral Documents, (b) was an Additional Second Lien Term Agent or an Additional Second Lien Term Credit Facility Lender or an Affiliate of an Additional Second Lien Term Agent or an Additional Second Lien Term Credit Facility Lender, in each case, on the date the Applicable Additional Second Lien Term

Credit Facility became effective or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Additional Second Lien Term Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Additional Second Lien Term Bank Products Provider” shall mean any Person (other than an Additional Second Lien Term Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional Second Lien Term Credit Party with the obligations of such Additional Second Lien Term Credit Party thereunder being secured by one or more Additional Second Lien Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional Second Lien Term Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Additional Second Lien Term Borrower” shall mean any Additional Second Lien Term Credit Party that incurs or issues Additional Indebtedness under any Additional Second Lien Term Credit Facility, together with its successors and assigns.

“Additional Second Lien Term Collateral Documents” shall mean all “Security Documents” as defined in any Additional Second Lien Term Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Second Lien Term Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional Second Lien Term Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Second Lien Term Credit Facilities” shall mean (a) any one or more agreements, instruments and documents under which any Additional Second Lien Term Indebtedness is or may be incurred, including any credit agreements, loan agreements, indentures, guarantees or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement (including any credit agreement, loan agreement, indenture or other financing agreement) extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Second Lien Term Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder; provided that all Indebtedness that is incurred under such other agreement constitutes Additional Indebtedness. As used in this definition of “Additional Second Lien Term Credit Facilities”, the term “Indebtedness” shall have the meaning assigned thereto in the Original Second Lien Term Loan Credit Agreement whether or not then in effect.

“Additional Second Lien Term Credit Facility Lenders” shall mean one or more holders of Additional Second Lien Term Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Second Lien Term Credit Facilities, together with their successors, assigns and transferees, as well as any Person designated as a “Lender” under any Additional Second Lien Term Credit Facility.

“Additional Second Lien Term Credit Party” shall mean the Company, Holding (so long as it is a guarantor under any of the Additional Second lien Term Guarantees), each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional Second Lien Term Document, and any other Person who becomes a guarantor under any of the Additional Second Lien Term Guarantees.

“Additional Second Lien Term Documents” shall mean any Additional Second Lien Term Credit Facilities, any Additional Second Lien Term Guarantees, any Additional Second Lien Term Collateral Documents, any Additional Second Lien Term Hedging Agreements, those other ancillary agreements as to which any Additional Second Lien Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Additional Second Lien Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional Second Lien Term Agent, in connection with any of the foregoing or any Additional Second Lien Term Credit Facility, including any intercreditor or joinder agreement among any of the Additional Second Lien Term Secured Parties or among any of the Second Lien Term Loan Secured Parties and Additional Second Lien Term Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Second Lien Term Guarantees” shall mean any one or more guarantees of any Additional Second Lien Term Obligations of any Additional Second Lien Term Credit Party by any other Additional Second Lien Term Credit Party in favor of any Additional Second Lien Term Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Second Lien Term Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with an Additional Second Lien Term Credit Party with the obligations of such Additional Second Lien Term Credit Party thereunder being secured by one or more Additional Second Lien Term Collateral Documents, (b) was an Additional Second Lien Term Agent or an Additional Second Lien Term Credit Facility Lender or an Affiliate of an Additional Second Lien Term Agent or an Additional Second Lien Term Credit Facility Lender, in each case, on the date the applicable Additional Second Lien Term Credit Facility became effective or at the time of entry into such Additional Second Lien Term Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Additional Second Lien Term Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Additional Second Lien Term Hedging Agreements” shall mean any Bank Products Agreements between any Additional Second Lien Term Credit Party and any Additional Second Lien Term Bank Products Affiliate or Additional Second Lien Term Bank Products Provider and any Hedging Agreements between any Additional Second Lien Term

Credit Party and any Additional Second Lien Term Hedging Affiliate or Additional Second Lien Term Hedging Provider.

“Additional Second Lien Term Hedging Provider” shall mean any Person (other than an Additional Second Lien Term Hedging Affiliate) that has entered into a Hedging Agreement with an Additional Second Lien Term Credit Party with the obligations of such Additional Second Lien Term Credit Party thereunder being secured by one or more Additional Second Lien Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional Second Lien Term Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Additional Second Lien Term Indebtedness” shall mean any Additional Indebtedness that is designated by the Company as “Additional Second Lien Term Indebtedness” in the relevant Additional Indebtedness Designation in accordance with Section 7.11 hereof.

“Additional Second Lien Term Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional Second Lien Term Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Second Lien Term Credit Party from time to time to any Additional Second Lien Term Agent, any Additional Second Lien Term Secured Parties or any of them, including any Additional Second Lien Term Bank Products Affiliate, Additional Second Lien Term Hedging Affiliate, Additional Second Lien Term Bank Products Provider or Additional Second Lien Term Hedging Provider, under any Additional Second Lien Term Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Additional Second Lien Term Credit Party, would have accrued on any Additional Second Lien Term Obligation, whether or not a claim is allowed against such Additional Second Lien Term Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Second Lien Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Second Lien Term Secured Parties” shall mean all Additional Second Lien Term Agents, all Additional Second Lien Term Credit Facility Lenders, all Additional Second Lien Term Bank Products Affiliates, all Additional Second Lien Term Bank Products Providers, all Additional Second Lien Term Hedging Affiliates, all Additional Second Lien Term Hedging Providers and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any Additional Second Lien Term Credit Facility; and with respect to any Additional Second Lien Term Agent shall mean the Additional Second Lien Term Secured Parties represented by such Additional Second Lien Term Agent.

“Additional Specified Indebtedness” shall mean any Indebtedness that is or may from time to time be incurred by any Credit Party in compliance with:

(a)           prior to the Discharge of First Lien Term Loan Obligations, Section 7.1 of the Original First Lien Term Loan Credit Agreement (if the Original First Lien Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other First Lien Term Loan Credit Agreement then in effect if the Original First Lien Term Loan Credit Agreement is not then in effect (which covenant is designated in such First Lien Term Loan Credit Agreement as applicable for purposes of this definition);

(b)           prior to the Discharge of Second Lien Term Loan Obligations, Section 7.1 of the Original Second Lien Term Loan Credit Agreement (if the Original Second Lien Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Second Lien Term Loan Credit Agreement then in effect if the Original Second Lien Term Loan Credit Agreement is not then in effect (which covenant is designated in such Second Lien Term Loan Credit Agreement as applicable for purposes of this definition);

(c)           prior to the Discharge of ABL Obligations, Section 8.1 of the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other ABL Credit Agreement then in effect if the Original ABL Credit Agreement is not then in effect (which covenant is designated in such ABL Credit Agreement as applicable for purposes of this definition); and

(d)           prior to the Discharge of Additional Term Obligations, any negative covenant restricting Indebtedness contained in any Additional Term Credit Facility then in effect (which covenant is designated in such Additional Term Credit Facility as applicable for purposes of this definition).

As used in this definition of “Additional Specified Indebtedness”, the term “Indebtedness” shall have the meaning set forth (w) for purposes of the preceding clause (a), prior to the Discharge of First Lien Term Loan Obligations, in the Original First Lien Term Loan Credit Agreement (if the Original First Lien Term Loan Credit Agreement is then in effect), or in any other First Lien Term Loan Credit Agreement then in effect (if the Original First Lien Term Loan Credit Agreement is not then in effect), (x) for purposes of the preceding clause (b), prior to the Discharge of Second Lien Term Loan Obligations, in the Original Second Lien Term Loan Credit Agreement (if the Original Second Lien Term Loan Credit Agreement is then in effect), or in any other Second Lien Term Loan Credit Agreement then in effect (if the Original Second Lien Term Loan Credit Agreement is not then in effect), (y) for purposes of the preceding clause (c), prior to the Discharge of ABL Obligations, in the Original ABL Credit Agreement (if the Original ABL Credit Agreement is then in effect), or in any other ABL Credit Agreement then in effect (if the Original ABL Credit Agreement is not then in effect), and (z) for purposes of the preceding clause (d), prior to the Discharge of Additional Term Obligations, in the applicable Additional Term Credit Facility then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified Indebtedness for the purposes of such other Credit Document.

“Additional Term Agent” shall mean the Additional First Lien Term Agent and the Additional Second Lien Term Agent.

“Additional Term Collateral Documents” shall mean the Additional First Lien Term Collateral Document and the Additional Second Lien Term Collateral Documents.

“Additional Term Credit Facilities” shall mean the Additional First Lien Term Credit Facilities and the Additional Second Lien Term Credit Facilities.

“Additional Term Credit Facility Lenders” shall mean the Additional First Lien Term Credit Facility Lenders and the Additional Second Lien Term Credit Facility Lenders.

“Additional Term Credit Party” shall mean any Additional First Lien Term Credit Party and any Additional Second Lien Term Credit Party.

“Additional Term Documents” shall mean the Additional First Lien Term Documents and the Additional Second Lien Term Documents.

“Additional Term Guarantees” shall mean the Additional First Lien Term Guarantees and the Additional Second Lien Term Guarantees.

“Additional Term Guarantor” shall mean any Additional Term Credit Party that at any time has provided an Additional Term Guarantee.

“Additional Term Hedging Affiliate” shall mean any Additional First Lien Term Hedging Affiliate and any Additional Second Lien Term Hedging Affiliate.

“Additional Term Hedging Provider” shall mean any Additional First Lien Term Hedging Provider and any Additional Second Lien Term Hedging Provider.

“Additional Term Indebtedness” shall mean any Additional First Lien Term Indebtedness and any Additional Second Lien Term Indebtedness.

“Additional Term Obligations” shall mean the Additional First Lien Term Obligations and the Additional Second Lien Term Obligations.

“Additional Term Recovery” shall have the meaning set forth in Section 5.3(d).

“Additional Term Secured Parties” shall mean the Additional First Lien Term Secured Parties and the Additional Second Lien Term Secured Parties.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the purposes of this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise; and “Controlling” and “Controlled” have meanings correlative thereto.

“Agreement” shall mean this Intercreditor Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof.

“Agent” shall mean the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent, as applicable.

“Asset Sales Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts holding only the proceeds of any sale or disposition of any Term Loan Priority Collateral and the Proceeds of investment thereof.

“Bank Products Affiliate” shall mean any ABL Bank Products Affiliate, any First Lien Term Loan Bank Products Affiliate, any Second Lien Term Loan Bank Products Affiliate, any Additional First Lien Term Bank Products Affiliate or any Additional Second Lien Term Bank Products Affiliate, as applicable.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including processing and other administrative services with respect thereto), (c) cash management services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking products or services as may be requested by any Credit Party (other than letters of credit and other than loans except Indebtedness arising from services described in items (a) through (c) of this definition).

“Bank Products Provider” shall mean any ABL Bank Products Provider, any First Lien Term Loan Bank Products Provider, any Second Lien Term Loan Bank Products Provider, any Additional First Lien Term Bank Products Provider or any Additional Second Lien Term Bank Products Provider, as applicable.

“Bankruptcy Code” shall mean title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Borrower” shall mean any of the ABL Borrowers, the First Lien Term Loan Borrower, the Second Lien Term Loan Borrower, any Additional First Lien Term Borrower and any Additional Second Lien Term Borrower.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

“Capitalized Lease Obligation” shall have the meaning set forth in the Original ABL Credit Agreement.

“Capital Stock” shall have the meaning set forth in the Original ABL Credit Agreement.

“Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall have the meaning set forth in the Original ABL Credit Agreement on the date hereof (or as modified from time to time to the extent such modifications, taken as a whole, are not materially adverse to the First Lien Term Loan Secured Parties or the Second Lien Term Loan Secured Parties), and any other cash equivalents similar to such “Cash Equivalents” described therein.

“Collateral” shall mean all Property now owned or hereafter acquired by any Credit Party in or upon which a Lien is granted or purported to be granted to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent under any of the ABL Collateral Documents, the First Lien Term Loan Collateral Documents, the Second Lien Term Loan Collateral Documents, the Additional First Lien Term Collateral Documents or the Additional Second Lien Term Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof to the extent a Lien is granted or purported to be granted therein to the applicable Agent by such applicable documents.

“Commodities Agreement” shall mean, in respect of a Person, any commodity futures contract, forward contract, option or similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or beneficiary.

“Company” shall mean LBM Borrower, LLC, a Delaware Limited Liability Company, and any successor in interest thereto.

“Control Collateral” shall mean any Collateral consisting of any certificated Security, Investment Property, Securities Account, Deposit Account, Instruments, Chattel Paper and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Controlling Term Holders” shall mean (i) prior to the Discharge of the First Lien Term Loan Collateral Obligations, the “Controlling Senior Priority Secured Parties”, as defined in the First/Second Lien Intercreditor Agreement and (ii) thereafter, the Secured Parties whose Agent is the “Junior Priority Representative”, as defined in the First/Second Lien Intercreditor Agreement.

“Copyrights” shall mean all (a) copyright rights in any work subject to the copyright laws of the United States, whether registered or unregistered and whether published or unpublished, including copyrights in computer software and the content thereof, and internet web sites and the content thereof, (b) all derivative works, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the tangible medium of fixation, (c) registrations, recordings and applications for registration of any such copyright rights in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and (d) rights to obtain all renewals thereof.

“Credit Documents” shall mean the ABL Documents, the First Lien Term Loan Documents, the Second Lien Term Loan Documents and any Additional Term Documents.

“Credit Facility” shall mean the ABL Credit Agreement, the First Lien Term Loan Credit Agreement, the Second Lien Term Loan Credit Agreement or any Additional Term Credit Facility, as applicable.

“Credit Parties” shall mean the ABL Credit Parties, the First Lien Term Loan Credit Parties, the Second Lien Term Loan Credit Parties and any Additional Term Credit Parties.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean:

(a)           the payment in full in cash of the applicable ABL Obligations that are outstanding and unpaid at the time under the applicable ABL Credit Agreement, (i) including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such ABL Credit Agreement (which shall not exceed an amount equal to 103% of the aggregate undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or other unasserted contingent obligations under the applicable ABL Credit Agreement at such time; and

(b)           the termination of all then outstanding commitments to extend credit under the ABL Documents at such time.

“Discharge of Additional First Lien Term Obligations” shall mean if any Indebtedness shall at any time have been incurred under any Additional First Lien Term Credit Facility, with respect to each Additional First Lien Term Credit Facility:

(a)           the payment in full in cash of the applicable Additional First Lien Term Obligations that are outstanding and unpaid at the time all Additional First Lien Term Indebtedness under such Additional First Lien Term Credit Facility is paid in full in cash, (i) including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional First Lien Term Credit Facility (which shall not exceed an amount equal to 103% of the aggregate undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or other unasserted contingent obligations under the applicable Additional First Lien Term Credit Facility at such time; and

(b)           the termination of all then outstanding commitments to extend credit under the Additional First Lien Term Documents at such time.

“Discharge of Additional Second Lien Term Obligations” shall mean if any Indebtedness shall at any time have been incurred under any Additional Second Lien Term Credit Facility, with respect to each Additional Second Lien Term Credit Facility:

(a)           the payment in full in cash of the applicable Additional Second Lien Term Obligations that are outstanding and unpaid at the time all Additional Second Lien Term Indebtedness under such Additional Second Lien Term Credit Facility is paid in full in cash, (i) including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Additional Second Lien Term Credit Facility (which shall not exceed an amount equal to 103% of the aggregate undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or other unasserted contingent obligations under the applicable Additional Second Lien Term Credit Facility at such time; and

(b)           the termination of all then outstanding commitments to extend credit under the Additional Second Lien Term Documents at such time.

“Discharge of Additional Term Obligations” shall mean the Discharge of Additional First Lien Term Obligations and the Discharge of Additional Second Lien Term Obligations.

“Discharge of First Lien Term Loan Collateral Obligations” shall mean the Discharge of First Lien Term Loan Obligations and (if applicable) the Discharge of Additional First Lien Term Obligations for each Additional First Lien Term Credit Facility.

“Discharge of First Lien Term Loan Obligations” shall mean:

(a)           the payment in full in cash of the applicable First Lien Term Loan Obligations that are outstanding and unpaid at the time all Indebtedness under the applicable First Lien Term Loan Credit Agreement is paid in full in cash, (i) including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such First Lien Term Loan Credit Agreement (which shall not exceed an amount equal to 103% of the aggregate undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or other unasserted contingent obligations under the applicable First Lien Term Loan Credit Agreement at such time; and

(b)           the termination of all then outstanding commitments to extend credit under the First Lien Term Loan Documents at such time.

“Discharge of Second Lien Term Loan Collateral Obligations” shall mean the Discharge of Second Lien Term Loan Obligations and (if applicable) the Discharge of Additional Second Lien Term Obligations for each Additional Second Lien Term Credit Facility.

“Discharge of Second Lien Term Loan Obligations” shall mean:

(a) the payment in full in cash of the applicable Second Lien Term Loan Obligations that are outstanding and unpaid at the time all Indebtedness under the applicable Second Lien Term Loan Credit Agreement is paid in full in cash, (i) including (if applicable), with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such Second Lien Term Loan Credit Agreement (which shall not exceed an amount equal to 103% of the aggregate undrawn amount of such letters of credit) but (ii) excluding unasserted contingent indemnification or other unasserted contingent obligations under the applicable Second Lien Term Loan Credit Agreement at such time; and

(b)           the termination of all then outstanding commitments to extend credit under the Second Lien Term Loan Documents at such time.

“Discharge of Term Loan Collateral Obligations” shall mean the Discharge of First Lien Term Loan Collateral Obligations and the Discharge of Second Lien Term Loan Collateral Obligations.

“Disposition” shall mean any sale, issuance, conveyance, transfer, lease, license or other disposition.

“Dollar” and “$” shall mean lawful money of the United States.

“Event of Default” shall mean an Event of Default under the ABL Credit Agreement, any First Lien Term Loan Credit Agreement, any Second Lien Term Loan Credit Agreement or any Additional Term Credit Facility.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a)           the taking of any action to enforce or realize upon any Lien on Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code, or taking any action to enforce any right or power to repossess, replevy, attach, garnish, levy upon or collect the Proceeds of any Lien on Collateral;

(b)           the exercise of any right or remedy provided to a secured creditor on account of a Lien on Collateral under any of the Credit Documents, under applicable law, by self-help repossession, by notification to account obligors of any Grantor, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien on Collateral;

(c)           the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)           the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)           the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)            the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)           the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)           the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral, provided that (i) filing a proof of claim or statement of interest in any Insolvency Proceeding, (ii) the acceleration of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations, (iii) the establishment or change of borrowing base and/or availability reserves, collateral, Accounts or Inventory ineligibles, or other conditions for advances, (iv) the changing of advance rates or advance sub-limits, (v) the imposition of a default rate or late fee, (vi) the collection and application (including pursuant to “cash dominion” provisions) of Accounts or other monies deposited from time to time in Commodity Accounts, Deposit Accounts or Securities Accounts, in each case, against the ABL Obligations pursuant to the provisions of the ABL Documents (including the notification of account debtors, depositary institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent), (vii) the cessation of lending or termination of commitments pursuant to the provisions of the ABL Documents, the First Lien Term Loan Documents, the Second Lien Term Loan Documents or any applicable Additional Term Documents, (viii) the consent by the ABL Agent to disposition by any Grantor of any of the ABL Priority Collateral or the consent by the Term Loan Collateral Representative to disposition by any Grantor of any of the Term Loan Priority Collateral or (ix) seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“First/Second Lien Intercreditor Agreement” shall mean the intercreditor agreement entered into on the date of this Agreement between the First Lien Term Loan Agent and the Second Lien Term Loan Agent as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“First Lien Term Loan Agent” shall mean Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent under the Original First Lien Term Loan Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original First Lien Term Loan Credit Agreement or any subsequent First Lien Term

Loan Credit Agreement, as well as any Person designated as the “Agent” or “Collateral Agent” under any First Lien Term Loan Credit Agreement.

“First Lien Term Loan Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with a First Lien Term Loan Credit Party with the obligations of such First Lien Term Loan Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents, (b) was a First Lien Term Loan Agent, a First Lien Term Loan Credit Agreement Lender or an Affiliate of a First Lien Term Loan Agent or a First Lien Term Loan Credit Agreement Lender, in each case, on the date the applicable First Lien Term Loan Credit Agreement became effective or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more First Lien Term Loan Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“First Lien Term Loan Bank Products Provider” shall mean any Person (other than a First Lien Term Loan Bank Products Affiliate) that has entered into a Bank Products Agreement with a First Lien Term Loan Credit Party with the obligations of such First Lien Term Loan Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more First Lien Term Loan Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“First Lien Term Loan Borrower” shall mean the Company, in its capacity as the borrower under the First Lien Term Loan Credit Agreement, together with its successors and assigns.

“First Lien Term Loan Collateral Documents” shall mean all “Security Documents” as defined in the Original First Lien Term Loan Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any First Lien Term Loan Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Term Loan Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“First Lien Term Loan Collateral Obligations” shall mean the First Lien Term Loan Obligations and any Additional First Lien Term Obligations.

“First Lien Term Loan Collateral Secured Parties” shall mean the First Lien Term Loan Secured Parties and any Additional First Lien Term Secured Parties.

“First Lien Term Loan Credit Agreement” shall mean (i) if the Original First Lien Term Loan Credit Agreement is then in effect, the Original First Lien Term Loan Credit Agreement and (ii) thereafter, if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that complies with clause (1) of the definition of “Additional Indebtedness” and has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original First Lien Term Loan Credit Agreement or (y) any subsequent First Lien Term Loan Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such First Lien Term Loan Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Collateral Representative (other than any ABL Collateral Representative being replaced in connection with such joinder) and the Term Loan Collateral Representative (other than any Term Loan Collateral Representative being replaced in connection with such joinder), that the obligations under such First Lien Term Loan Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the First Lien Term Loan Credit Agreement shall be deemed a reference to any First Lien Term Loan Credit Agreement then in existence.

“First Lien Term Loan Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the First Lien Term Loan Credit Agreement, together with their successors, assigns and transferees, as well as any Person designated as a “Lender” under the First Lien Term Loan Credit Agreement.

“First Lien Term Loan Credit Parties” shall mean the First Lien Term Loan Borrower, the First Lien Term Loan Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any First Lien Term Loan Document.

“First Lien Term Loan Documents” shall mean the First Lien Term Loan Credit Agreement, the First Lien Term Loan Guarantees, the First Lien Term Loan Collateral Documents, any Bank Products Agreements between any First Lien Term Loan Credit Party and any First Lien Term Loan Bank Products Affiliate or any First Lien Term Loan Bank Products Provider, any Hedging Agreements between any First Lien Term Loan Credit Party and any First Lien Term Loan Hedging Affiliate or any First Lien Term Loan Hedging Provider, and those other ancillary agreements as to which the First Lien Term Loan Agent or any First Lien Term Loan Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any First Lien Term Loan Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the First Lien Term Loan Agent, in connection with any of the foregoing or any First Lien Term Loan Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“First Lien Term Loan Guarantees” shall mean that certain guarantee agreement dated as of the date hereof by the First Lien Term Loan Guarantors in favor of the First Lien Term Loan Agent, and all other guarantees of any First Lien Term Loan Obligations of any First Lien Term Loan Credit Party by any other First Lien Term Loan Credit Party in favor of any

First Lien Term Loan Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“First Lien Term Loan Guarantors” shall mean, collectively, Holding and each direct and indirect Subsidiary of the First Lien Term Loan Borrower that at any time is a guarantor under any of the First Lien Term Loan Guarantees and any other Person who becomes a guarantor under any of the First Lien Term Loan Guarantees.

“First Lien Term Loan Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with a First Lien Term Loan Credit Party with the obligations of such First Lien Term Loan Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents, (b) was a First Lien Term Loan Agent, a First Lien Term Loan Credit Agreement Lender or an Affiliate of a First Lien Term Loan Agent or a First Lien Term Loan Credit Agreement Lender, in each case, on the date the applicable First Lien Term Loan Credit Agreement became effective or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more First Lien Term Loan Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“First Lien Term Loan Hedging Provider” shall mean any Person (other than a First Lien Term Loan Hedging Affiliate) that has entered into a Hedging Agreement with a First Lien Term Loan Credit Party with the obligations of such First Lien Term Loan Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more First Lien Term Loan Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“First Lien Term Loan Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any First Lien Term Loan Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each First Lien Term Loan Credit Party from time to time to the First Lien Term Loan Agent, the “administrative agent” or “agent” under the First Lien Term Loan Credit Agreement, the First Lien Term Loan Credit Agreement Lenders or any of them, including any First Lien Term Loan Bank Products Affiliates, any First Lien Term Loan Hedging Affiliates, any First Lien Term Loan Bank Products Providers or any First Lien Term Loan Hedging Providers under any First Lien Term Loan Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such First Lien Term Loan Credit Party, would have accrued on any First Lien Term Loan Obligation, whether or not a claim is allowed against such First Lien Term Loan Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement for amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the First Lien Term Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“First Lien Term Loan Recovery” shall have the meaning set forth in Section 5.3(b).

“First Lien Term Loan Secured Parties” shall mean the First Lien Term Loan Agent, all First Lien Term Loan Credit Agreement Lenders, all First Lien Term Loan Bank Products Affiliates, all First Lien Term Loan Bank Products Providers, all First Lien Term Loan Hedging Affiliates, all First Lien Term Loan Hedging Providers, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any First Lien Term Loan Credit Agreement.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Grantor” shall mean any Grantor as defined in the ABL Collateral Documents, in the First Lien Term Loan Collateral Documents, in the Second Lien Term Loan Collateral Documents or in the Additional Term Collateral Documents, as the context requires.

“Guarantee” shall mean, as to any Person, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any such obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary or reasonable indemnity obligations in effect on the date hereof, or entered into in connection with any acquisition or disposition of assets permitted under the First Lien Term Loan Documents, Second Lien Term Loan Documents, ABL Documents and Additional Term Documents (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” shall mean any of the ABL Guarantors, the First Lien Term Loan Guarantors, the Second Lien Term Loan Guarantors and any Additional Term Guarantors.

“Hedging Affiliate” shall mean any ABL Hedging Affiliate, any First Lien Term Loan Hedging Affiliate, any Second Lien Term Loan Hedging Affiliate or any Additional Term Hedging Affiliate, as applicable.

“Hedging Agreement” shall mean any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Provider” shall mean any Additional Term Hedging Provider, any ABL Hedging Provider, any First Lien Term Loan Hedging Provider or any Second Lien Term Loan Hedging Provider, as applicable.

“Holding” shall mean LBM Midco, LLC, a Delaware limited liability company, and any successor thereto.

“Indebtedness” shall have the meaning provided in the Original ABL Credit Agreement on the date hereof (or as modified from time to time to the extent such modifications, taken as a whole, are not materially adverse to First Lien Term Loan Secured Parties or the Second Lien Term Loan Secured Parties).

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.

“Intellectual Property” shall mean, with respect to any Credit Party, the collective reference to such Credit Party’s Trade Secrets, Copyrights, Patents, Trademarks and the IP Agreements, all rights therein, and all rights to sue at law or in equity for any past, present or future infringement, misappropriation, violation, misuse or other impairment thereof, including the right to receive injunctive relief and all Proceeds and damages therefrom.

“Intercompany Loans” shall mean any amounts owing by any Grantor to the Company or any of its Subsidiaries, whether or not evidenced by a promissory note.

“Inventory” shall have the meaning assigned in the Uniform Commercial Code as of the date hereof.

“IP Agreements” shall mean any and all written United States agreements, now or hereafter in effect, relating to the license, development, use, manufacture, distribution, sale or disclosure of any Copyrights, Patents, Trademarks, Trade Secrets or other Intellectual Property to which any Grantor, now or hereafter, is a party.

“Lien” shall mean any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any leases evidencing Capitalized Lease Obligations having substantially the same economic effect as any of the foregoing).

“Lien Priority” shall mean, with respect to any Lien of the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, any Additional Term Agent or any Additional Term Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors.

“Original ABL Credit Agreement” shall mean that certain ABL Credit Agreement dated as of the date hereof by and among, among others, the ABL Borrowers, Royal Bank of Canada, as administrative agent and issuing bank, the ABL Credit Agreement Lenders and the ABL Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original First Lien Term Loan Credit Agreement” shall mean that certain First Lien Term Loan Credit Agreement dated as of the date hereof by and among, among others, the First Lien Term Loan Borrower, Credit Suisse AG, Cayman Islands Branch, as administrative agent, the First Lien Term Loan Credit Agreement Lenders and the First Lien Term Loan Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Original Second Lien Term Loan Credit Agreement” shall mean that certain Second Lien Term Loan Credit Agreement dated as of the date hereof by and among, among others, the Second Lien Term Loan Borrower, Credit Suisse, as administrative agent, the Second Lien Term Loan Credit Agreement Lenders and the Second Lien Term Loan Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Other Intercreditor Agreement” shall mean an intercreditor agreement that may be entered into after the date of this Agreement between the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent.

“Party” shall mean, at any time, the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent, and “Parties” shall mean all of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent, in each case if then party to this Agreement.

“Patents” shall mean (a) all letters patent of the United States, all registrations, recordings and extensions thereof, and all applications for letters patent of the United States, including patent registrations, statutory invention registrations, utility models, recordings and pending applications in the United States Patent and Trademark Office, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and in the case of (a) and (b), all the inventions disclosed or claimed therein and all improvements thereto, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Asset Sales Proceeds Account), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Loan Priority Collateral.

“Proceeds” shall mean (a) all “proceeds” as such term is defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily and (c) in the case of Proceeds of Pledged Securities all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Requisite ABL Holders” shall mean those ABL Secured Parties necessary to validly consent to the requested action in accordance with the applicable ABL Documents.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of McGraw-Hill Financial, Inc., and its successors.

“Second Lien Term Loan Agent” shall mean Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent under the Original Second Lien Term Loan Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original Second Lien Term Loan Credit Agreement or any subsequent Second Lien Term Loan Credit Agreement, as well as any Person designated as the “Agent” or “Collateral Agent” under any Second Lien Term Loan Credit Agreement.

“Second Lien Term Loan Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with a Second Lien Term Loan Credit Party with the obligations of such Second Lien Term Loan Credit Party thereunder being secured by one or more Second Lien Term Loan Collateral Documents, (b) was a Second Lien Term Loan Agent, a Second Lien Term Loan Credit Agreement Lender or an Affiliate of a Second Lien Term Loan

Agent or a Second Lien Term Loan Credit Agreement Lender, in each case, on the date the applicable Second Lien Term Loan Credit Agreement became effective or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Second Lien Term Loan Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Second Lien Term Loan Bank Products Provider” shall mean any Person (other than a Second Lien Term Loan Bank Products Affiliate) that has entered into a Bank Products Agreement with a Second Lien Term Loan Credit Party with the obligations of such Second Lien Term Loan Credit Party thereunder being secured by one or more Second Lien Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more Second Lien Term Loan Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Second Lien Term Loan Borrower” shall mean the Company, in its capacity as the borrower under the Second Lien Term Loan Credit Agreement, together with its successors and assigns.

“Second Lien Term Loan Collateral Documents” shall mean all “Security Documents” as defined in the Original Second Lien Term Loan Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Second Lien Term Loan Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Term Loan Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“Second Lien Term Loan Collateral Obligations” shall mean the Second Lien Term Loan Obligations and any Additional First Lien Term Obligations.

“Second Lien Term Loan Collateral Secured Parties” shall mean the Second Lien Term Loan Secured Parties and any Additional Second Lien Term Secured Parties.

“Second Lien Term Loan Credit Agreement” shall mean (i) if the Original Second Lien Term Loan Credit Agreement is then in effect, the Original Second Lien Term Loan Credit Agreement and (ii) thereafter, if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that complies with clause (1) of the definition of “Additional Indebtedness” and has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Second Lien Term Loan Credit Agreement or (y) any subsequent Second Lien Term Loan Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Second Lien Term Loan Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Collateral Representative (other than any ABL Collateral Representative being replaced in connection with such joinder) and the Term Loan Collateral Representative (other than any Term Loan Collateral Representative being replaced in connection with such joinder), that the obligations under such Second Lien Term Loan Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the Second Lien Term Loan Credit Agreement shall be deemed a reference to any Second Lien Term Loan Credit Agreement then in existence.

“Second Lien Term Loan Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the Second Lien Term Loan Credit Agreement, together with their successors, assigns and transferees, as well as any Person designated as a “Lender” under the Second Lien Term Loan Credit Agreement.

“Second Lien Term Loan Credit Parties” shall mean the Second Lien Term Loan Borrower, the Second Lien Term Loan Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any Second Lien Term Loan Document.

“Second Lien Term Loan Documents” shall mean the Second Lien Term Loan Credit Agreement, the Second Lien Term Loan Guarantees, the Second Lien Term Loan Collateral Documents, any Bank Products Agreements between any Second Lien Term Loan Credit Party and any Second Lien Term Loan Bank Products Affiliate or any Second Lien Term Loan Bank Products Provider, any Hedging Agreements between any Second Lien Term Loan Credit Party and any Second Lien Term Loan Hedging Affiliate or any Second Lien Term Loan Hedging Provider, and those other ancillary agreements as to which the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Second Lien Term Loan Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Second Lien Term Loan Agent, in connection with any of the foregoing or any Second Lien Term Loan Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Second Lien Term Loan Guarantees” shall mean that certain guarantee agreement dated as of the date hereof by the Second Lien Term Loan Guarantors in favor of the Second Lien Term Loan Agent, and all other guarantees of any Second Lien Term Loan Obligations of any Second Lien Term Loan Credit Party by any other Second Lien Term Loan Credit Party in favor of any Second Lien Term Loan Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Second Lien Term Loan Guarantors” shall mean, collectively, Holding and each direct and indirect Subsidiary of the Second Lien Term Loan Borrower that at any time is a guarantor under any of the Second Lien Term Loan Guarantees and any other Person who becomes a guarantor under any of the Second Lien Term Loan Guarantees.

“Second Lien Term Loan Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with a Second Lien Term Loan Credit Party with the obligations of such Second Lien Term Loan Credit Party thereunder being secured by one or more Second Lien Term Loan Collateral Documents, (b) was a Second Lien Term Loan Agent, a Second Lien Term Loan Credit Agreement Lender or an Affiliate of a Second Lien Term Loan Agent or a Second Lien Term Loan Credit Agreement Lender, in each case, on the date the applicable Second Lien Term Loan Credit Agreement became effective or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) if and as applicable, has been designated by the Company in accordance with the terms of one or more Second Lien Term Loan Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Second Lien Term Loan Hedging Provider” shall mean any Person (other than a Second Lien Term Loan Hedging Affiliate) that has entered into a Hedging Agreement with a Second Lien Term Loan Credit Party with the obligations of such Second Lien Term Loan Credit Party thereunder being secured by one or more Second Lien Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more Second Lien Term Loan Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Second Lien Term Loan Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Second Lien Term Loan Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Second Lien Term Loan Credit Party from time to time to the Second Lien Term Loan Agent, the “administrative agent” or “agent” under the Second Lien Term Loan Credit Agreement, the Second Lien Term Loan Credit Agreement Lenders or any of them, including any Second Lien Term Loan Bank Products Affiliates, any Second Lien Term Loan Hedging Affiliates, any Second Lien Term Loan Bank Products Providers or any Second Lien Term Loan Hedging Providers under any Second Lien Term Loan Document, whether for principal, interest (including interest and fees which, but for the filing of a petition in bankruptcy with respect to such Second Lien Term Loan Credit Party, would have accrued on any Second Lien Term Loan Obligation, whether or not a claim is allowed against such Second Lien Term Loan Credit Party for such interest and fees in the related bankruptcy proceeding), reimbursement for amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Second Lien Term Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Second Lien Term Loan Recovery” shall have the meaning set forth in Section 5.3(c).

“Second Lien Term Loan Secured Parties” shall mean the Second Lien Term Loan Agent, all Second Lien Term Loan Credit Agreement Lenders, all Second Lien Term Loan Bank Products Affiliates, all Second Lien Term Loan Bank Products Providers, all Second Lien

Term Loan Hedging Affiliates, all Second Lien Term Loan Hedging Providers, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any Second Lien Term Loan Credit Agreement.

“Secured Parties” shall mean the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and the Additional Term Secured Parties.

“Subsidiary” of a Person shall mean a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Term Loan Collateral Obligations” shall mean the First Lien Term Loan Collateral Obligations and the Second Lien Term Loan Collateral Obligations.

“Term Loan Collateral Representative” shall mean (a) until the Discharge of the First Lien Term Loan Collateral Obligations, the “Senior Priority Representative”, as defined in the First/Second Lien Term Intercreditor Agreement and (b) thereafter, the “Junior Priority Representative”, as defined in the First/Second Lien Term Intercreditor Agreement.

“Term Loan Priority Collateral Documents” shall mean the First Lien Term Loan Documents, the Second Lien Term Loan Documents, any Additional First Lien Term Documents and any Additional Second Lien Term Documents, as applicable.

“Term Loan Priority Collateral” shall mean all Collateral other than the ABL Priority Collateral, including all Real Property, Equipment, Intellectual Property and Capital Stock of any direct or indirect Subsidiaries of the Company, collateral security and guarantees with respect to any Term Loan Priority Collateral and all cash, Money, instruments, securities, financial assets and deposit accounts directly received as Proceeds of any Term Loan Priority Collateral; provided, however, that no Proceeds of Proceeds will constitute Term Loan Priority Collateral unless such Proceeds of Proceeds would otherwise constitute Term Loan Priority Collateral or are credited to any Asset Sales Proceeds Account, provided, further that under no circumstance shall Excluded Assets (as defined in the next succeeding sentence) be Term Loan Priority Collateral. As used in this definition of “Term Loan Priority Collateral”, the term “Excluded Assets” shall have the meaning provided (x) prior to the Discharge of First Lien Term Loan Obligations, in the Original First Lien Term Loan Credit Agreement (if the Original First Lien Term Loan Credit Agreement is then in effect), or in any other Additional First Lien Term Credit Facility then in effect (if the Original First Lien Term Loan Credit Agreement is not then in effect) or the First Lien Term Loan Collateral Documents relating thereto, and (y) from and after the Discharge of First Lien Term Loan Obligations, in the applicable Additional First Lien Term Credit Facility then in effect which is designated as applicable for the purposes of this definition or the Additional First Lien Term Collateral Documents relating thereto.

“Trade Secrets” shall mean (a) all trademarks, service marks, domain names, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, slogans, other source or business identifiers, now existing or hereafter adopted or acquired, whether registered or unregistered, in each case arising under the laws of the United States or any state thereof, and all registrations, recordings and applications for registration filed in connection with the foregoing, including registrations, recordings and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States and all common-law rights related thereto, (b) all goodwill associated therewith or symbolized thereby and (c) all extensions or renewals thereof.

“Trademarks” shall mean all confidential and proprietary information, including know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, in each case arising under the laws of the United States or any state thereof, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“United States” shall mean the United States of America.

Section 1.3    Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof”, “herein”, “hereby”, “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

Lien Priority

Section 2.1    Agreement to Subordinate. (a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to the Second Lien Term Loan Agent or the Second Lien Term Loan Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to any Additional Term Agent or any Additional Term Secured Parties in respect of all or any portion of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent (or the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties or any Additional Term Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents, the First Lien Term Loan Documents, the Second Lien Term Loan Documents or any Additional Term Documents, (iv) whether the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the ABL Agent or the ABL Secured Parties, the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent or the Second Lien Term Loan Secured Parties or any Additional Term Agent or any Additional Term Secured Parties securing any of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations (in the case of the ABL Obligations), the ABL Obligations (in the case of the First Lien Term Loan Obligations or Additional First Lien Term Obligations) or the ABL Obligations, the First Lien Term Loan Obligations or any Additional First Lien Term Obligations (in the case of the Second Lien Term Loan Obligations or Additional Second Lien Term Obligations) , respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Secured Parties, the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties and any Additional Term Agent, on behalf of itself and any Additional Term Secured Party represented thereby, hereby agree that:

(1)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the First Lien Term Loan Agent or any First Lien

Term Loan Secured Party that secures all or any portion of the First Lien Term Loan Obligations and any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Additional First Lien Term Agent or any Additional First Lien Term Secured Party that secures all or any portion of the Additional First Lien Term Obligations, shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party that secures all or any portion of the Second Lien Term Loan Obligations and any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Additional Second Lien Term Agent or any Additional Second Lien Term Secured Party that secures all or any portion of the Additional Second Lien Term Obligations, shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(3)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party in the ABL Priority Collateral to secure all or any portion of the First Lien Term Loan Obligations and all Liens granted to any Additional First Lien Term Agent or any Additional First Lien Term Secured Parties in the ABL Priority Collateral to secure all or any portion of the Additional First Lien Term Obligations;

(4)           any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party in the ABL Priority Collateral to secure all or any portion of the Second Lien Term Loan Obligations and all Liens granted to any Additional Second Lien Term Agent or any Additional Second Lien Term Secured Parties in the ABL Priority Collateral to secure all or any portion of the Additional Second Lien Term Obligations;

(5)           any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties in the Term Loan Priority Collateral to secure all or any portion of the First Lien Term Loan Obligations;

(6)           any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Second Lien Term Loan Agent and the Second

Lien Term Loan Secured Parties in the Term Loan Priority Collateral to secure all or any portion of the Second Lien Term Loan Obligations;

(7)           any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the First Lien Term Loan Agent or any First Lien Term Loan Secured Party that secures all or any portion of the First Lien Term Loan Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Loan Priority Collateral to secure all or any portion of the ABL Obligations;

(8)           any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party that secures all or any portion of the Second Lien Term Loan Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Loan Priority Collateral to secure all or any portion of the ABL Obligations;

(9)           any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to any Additional Term Agent or any Additional Term Secured Parties in the Term Loan Priority Collateral to secure all or any portion of any Additional Term Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties); and

(10)         any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of any Additional Term Agent or any Additional Term Secured Party that secures all or any portion of the Additional Term Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Loan Priority Collateral to secure all or any portion of the ABL Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(b)           Notwithstanding any failure by any ABL Secured Party, First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties or any Additional Term Secured Parties:

(1)           the priority and rights as between the ABL Secured Parties, on the one hand, and the First Lien Term Loan Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein;

(2)           the priority and rights as between the ABL Secured Parties, on the one hand, and the Second Lien Term Loan Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein; and

(3)           the priority and rights as between the ABL Secured Parties, on the one hand, and any Additional Term Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between any applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties); and

(c)           The First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, acknowledges and agrees that concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been granted Liens upon all of the Collateral in which the First Lien Term Loan Agent has been granted Liens and the First Lien Term Loan Agent hereby consents thereto. The Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties, acknowledges and agrees that concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been granted Liens upon all of the Collateral in which the Second Lien Term Loan Agent has been granted Liens and the Second Lien Term Loan Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that (x) concurrently herewith, the First Lien Term Loan Agent, for the benefit of itself and the First Lien Term Loan Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto, (y) concurrently herewith, the Second Lien Term Loan Agent, for the benefit of itself and the Second Lien Term Loan Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto and (z) any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties, may be granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens, and the ABL Agent hereby consents thereto. Any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, acknowledges and agrees, concurrently upon becoming a party hereto, that the ABL Agent, for the benefit of itself and the ABL Secured Parties, was granted Liens upon all of the Collateral in which such Additional Term Agent is being granted Liens and such Additional Term Agent hereby consents thereto. The subordination of Liens by the First Lien Term Loan Agent in favor of the ABL Agent, by the Second Lien Term Loan Agent in favor of the ABL Agent, by any Additional Term Agent in favor of the ABL Agent and by the ABL Agent in favor of the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent or any Additional Term Agent to the Liens of any other Person.

(d)           Lien priority as among the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations and the Additional Term Obligations with respect to any Collateral will be governed solely by this Agreement, except as may be separately otherwise agreed in writing by or among any applicable Parties (including pursuant to the

First/Second Lien Intercreditor Agreement and if entered into in the future, any Other Intercreditor Agreement).

Section 2.2    Waiver of Right to Contest Liens. (a) The First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, agrees that none of the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, hereby waives any and all rights it or the First Lien Term Loan Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Priority Collateral.

(b)           The Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Second Lien Term Loan Agent, for itself and on behalf of the Second Lien Term Loan Secured Parties, agrees that none of the Second Lien Term Loan Agent or the Second Lien Term Loan Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the Second Lien Term Loan Agent, for itself and on behalf of the Second Lien Term Loan Secured Parties, hereby waives any and all rights it or the Second Lien Term Loan Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Priority Collateral.

(c)           The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any First Lien Term Loan Agent and any First Lien Term Loan Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL

Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party under the First Lien Term Loan Documents, with respect to the Term Loan Priority Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the First Lien Term Loan Agent or any First Lien Term Loan Secured Party seeks to enforce its Liens in any Term Loan Priority Collateral.

(d)           The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Second Lien Term Loan Agent and any Second Lien Term Loan Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party under the Second Lien Term Loan Documents, with respect to the Term Loan Priority Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party seeks to enforce its Liens in any Term Loan Priority Collateral.

(e)           The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Additional Term Agent and any Additional Term Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Additional Term Agent or any Additional Term Secured Party under any Additional Term Documents, with respect to the Term Loan Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Additional Term Agent or any Additional Term Secured Party seeks to enforce its Liens in any Term Loan Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(f)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that none of such Additional Term Agent and Additional Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives any and all rights it or such Additional Term Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Priority Collateral.

(g)           For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement or in any separate writing between any of the parties hereto shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3    Remedies Standstill. (a) The First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, agrees that, until the Discharge of ABL Obligations, neither the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, as applicable) nor any First Lien Term Loan Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the First Lien Term Loan Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Collateral Representative. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Loan Collateral Representative may Exercise Any Secured Creditor Remedies under the First Lien Term Loan Documents or applicable law as to any ABL Priority Collateral pursuant to the provisions of the First/Second Lien Term Loan Intercreditor Agreement; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Loan Collateral Representative, the First Lien Term Loan Agent or any First Lien Term Loan Secured Party is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(b)           The Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that, until the Discharge of ABL Obligations, neither the

Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, as applicable) nor any Second Lien Term Loan Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Second Lien Term Loan Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Collateral Representative. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Loan Collateral Representative may Exercise Any Secured Creditor Remedies under the Second Lien Term Loan Documents or applicable law as to any ABL Priority Collateral pursuant to the provisions of the First/Second Lien Term Loan Intercreditor Agreement; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Loan Collateral Representative, the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(c)           The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that until the Discharge of First Lien Term Loan Obligations, neither the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) nor any ABL Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to the Term Loan Priority Collateral without the written consent of the Term Loan Collateral Representative and will not knowingly take, receive or accept any Proceeds of the Term Loan Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Loan Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative. From and after the date upon which the Discharge of First Lien Term Loan Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Loan Collateral Representative), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Secured Party is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(d)           The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that until the Discharge of Second Lien Term Loan Obligations, neither the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) nor any ABL Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to the Term Loan Priority Collateral without the written consent of the Term Loan Collateral Representative and will not knowingly take, receive or accept any Proceeds of the Term Loan Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Loan Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative. From and after the date upon which the Discharge of Second

Lien Term Loan Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Loan Collateral Representative), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Secured Party is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(e)           The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that until the Discharge of Additional Term Obligations, neither the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) nor any ABL Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to the Term Loan Priority Collateral without the written consent of the Term Loan Collateral Representative and will not knowingly take, receive or accept any Proceeds of the Term Loan Priority Collateral (except, in each case, as may be separately otherwise agreed in writing by and between an Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties), it being understood and agreed that the temporary deposit of Proceeds of Term Loan Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative. From and after the date upon which the Discharge of Additional Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Loan Collateral Representative), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Secured Party is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(f)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that until the Discharge of ABL Obligations, neither such Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) nor any such Additional Term Secured Party will, or seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by such Additional First Lien Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Collateral Representative. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Loan Collateral Representative may Exercise Any Secured Creditor Remedies under the applicable Additional Term Documents or applicable law as to any ABL Priority Collateral pursuant to the provisions of the First/Second Lien Term Loan Intercreditor Agreement; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Additional Term Agent or Additional Term Secured Party

is at all times subject to the provisions of this Agreement, including this Section 2.3 and Section 4.1 hereof.

(g)           Notwithstanding any other provision of this Agreement, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Secured Party from objecting to any proposed retention of Collateral by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party in full or partial satisfaction of any First Lien Term Loan Obligations, (ii) the ABL Agent or any ABL Secured Party from objecting to any proposed retention of Collateral by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party in full or partial satisfaction of any Second Lien Term Loan Obligations, (iii) the First Lien Term Loan Agent or any First Lien Term Loan Secured Party, or the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party, or any Additional First Lien Term Agent or any Additional First Lien Term Secured Party or any Additional Second Lien Term Agent or any Additional Second Lien Term Secured Party, from objecting to any proposed retention of Collateral by the ABL Agent or any ABL Secured Party in full or partial satisfaction of any ABL Obligations, (iv) the ABL Agent or any ABL Secured Party from objecting to any proposed retention of Collateral by any Additional First Lien Term Agent or any Additional First Lien Term Secured Party in full or partial satisfaction of any Additional First Lien Term Obligations, or (v) the ABL Agent or any ABL Secured Party, or the First Lien Term Loan Agent from objecting to any proposed retention of Collateral by any Additional Second Lien Term Agent or any Additional Second Lien Term Secured Party in full or partial satisfaction of any Additional Second Lien Term Obligations.

(h)           Nothing in this Agreement shall prohibit the receipt by any Secured Party of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations, First Lien Term Loan Obligations, Second Lien Term Loan Obligations or Additional Term Obligations, as the case may be, so long as such receipt is not the direct or indirect result of the Exercise of Secured Creditor Remedies by any Secured Party in respect of the Collateral in contravention of this Agreement.

Section 2.4    Exercise of Rights.

(a)           Notice of ABL Agent’s Lien.

(i)            Without limiting Section 2.3 hereof and subject to Section 2.4(f), the First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, hereby agrees that, until the Discharge of ABL Obligations, in connection with any Exercise of Secured Creditor Remedies by the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any First Lien Term Loan Secured Party with respect to any ABL Priority Collateral, the First Lien Term Loan Agent or such First Lien Term Loan Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, the First Lien Term Loan Agent agrees, for and on behalf of itself and the First Lien Term Loan Secured Parties, that, until the Discharge of ABL Obligations, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(ii)           Without limiting Section 2.3 hereof and subject to Section 2.4(f), the Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties, hereby agrees that, until the Discharge of ABL Obligations, in connection with any Exercise of Secured Creditor Remedies by the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any Second Lien Term Loan Secured Party with respect to any ABL Priority Collateral, the Second Lien Term Loan Agent or such Second Lien Term Loan Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, the Second Lien Term Loan Agent agrees, for and on behalf of itself and the Second Lien Term Loan Secured Parties, that, until the Discharge of ABL Obligations, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(iii)          Without limiting Section 2.3 hereof and subject to Section 2.4(f), any Additional First Lien Term Agent, for and on behalf of itself and any Additional First Lien Term Secured Parties represented thereby, hereby agrees that, until the Discharge of ABL Obligations, in connection with any Exercise of Secured Creditor Remedies by such Additional First Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any such Additional First Lien Term Secured Party with respect to any ABL Priority Collateral, such Additional First Lien Term Agent or Additional First Lien Term Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, any Additional First Lien Term Agent agrees, for and on behalf of itself and any Additional First Lien Term Secured Parties represented thereby, that, until the Discharge of ABL Obligations, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(iv)          Without limiting Section 2.3 hereof and subject to Section 2.4(f), any Additional Second Lien Term Agent, for and on behalf of itself and any Additional Second Lien Term Secured Parties represented thereby, hereby agrees that, until the Discharge of ABL Obligations, in connection with any Exercise of Secured Creditor Remedies by such Additional Second Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any such Additional Second Lien Term Secured Party with respect to any ABL Priority Collateral, such Additional Second Lien Term Agent or Additional Second Lien Term

Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, any Additional Second Lien Term Agent agrees, for and on behalf of itself and any Additional Second Lien Term Secured Parties represented thereby, that, until the Discharge of ABL Obligations, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(b)           Notice of First Lien Term Loan Agent’s Lien.

(i)            Without limiting Section 2.3 hereof and subject to Section 2.4(f), the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby agrees that, until the Discharge of First Lien Term Loan Obligations, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) or any ABL Secured Party with respect to the Term Loan Priority Collateral, the ABL Agent or such ABL Secured Party, as applicable, shall advise any purchaser or transferee of any Term Loan Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties, unless the First Lien Term Loan Agent otherwise consents in writing. In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Secured Parties, that, until the Discharge of First Lien Term Loan Obligations, any notice of any proposed foreclosure or sale of any Term Loan Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the First Lien Term Loan Agent’s and the First Lien Term Loan Secured Parties’ prior Liens and that such Liens shall continue as against the Term Loan Priority Collateral to be sold, unless the First Lien Term Loan Agent otherwise consents in writing.

(c)           Notice of Second Lien Term Loan Agent’s Lien.

(i)            Without limiting Section 2.3 hereof and subject to Section 2.4(f), the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby agrees that, until the Discharge of Second Lien Term Loan Obligations, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) or any ABL Secured Party with respect to the Term Loan Priority Collateral, the ABL Agent or such ABL Secured Party, as applicable, shall advise any purchaser or transferee of any Term Loan Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties, unless the Second Lien Term Loan Agent otherwise consents in writing. In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Secured Parties, that, until the Discharge of Second Lien Term Loan Obligations, any notice of any proposed foreclosure or sale of any Term Loan Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the Second Lien Term Loan Agent’s and the Second Lien Term Loan Secured Parties’ prior Liens and that such Liens shall continue as against the Term Loan Priority Collateral to be sold, unless the Second Lien Term Loan Agent otherwise consents in writing.

(d)           Notice of Additional Term Agent’s Lien.

Without limiting Section 2.3 hereof and subject to Section 2.4(f), the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby agrees that, until the Discharge of Additional Term Obligations, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) or any ABL Secured Party with respect to any Term Loan Priority Collateral, the ABL Agent or such ABL Secured Party, as applicable, shall advise any purchaser or transferee of any Term Loan Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any Additional Term Agent and any Additional Term Secured Parties (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Secured Parties, that, until the Discharge of Additional Term Obligations, any notice of any proposed foreclosure or sale of any Term Loan Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Additional Term Agent’s and any Additional Term Secured Parties’ prior Liens and that such Liens shall continue as against the Term Loan Priority Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(e)           No Other Restrictions.

(i)            Except as expressly set forth in this Agreement, each of the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, the ABL Agent, the ABL Secured Parties, any Additional Term Agent and any Additional Term Secured Parties shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing in the First/Second Lien Intercreditor Agreement or otherwise by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby), provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 and 4.1 hereof. The ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) may enforce the provisions of the ABL Documents, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the First Lien Term Loan Documents, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the Second Lien Term Loan Documents, any Additional First Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the Additional First Lien Term Documents, any Additional Second Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the Additional Second Lien Term Documents, and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing in the First/Second Lien Intercreditor Agreement or otherwise by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby); provided, however, that each of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), any Additional First Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any Additional Second Lien Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Credit Party; provided, further, however, that the ABL Agent’s failure to provide any such copies to any other such Party shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents, the First Lien Term Loan Agent’s failure to provide any such copies to any other such Party shall not impair any of the First Lien Term Loan Agent’s rights hereunder or under any of the First Lien Term Loan Documents, the Second Lien Term Loan Agent’s failure to provide any such copies to any other such Party shall not impair any of the Second Lien Term Loan Agent’s rights hereunder or under any of the Second Lien Term Loan Documents, any failure by any Additional First Lien Term Agent to provide any such copies to any other such Party shall not impair any of such Additional First Lien Term Agent’s rights hereunder or under any of the Additional First Lien Term Documents and any failure by any Additional Second Lien Term Agent to provide any such copies to any other such Party shall not impair any of such Additional Second Lien Term Agent’s rights hereunder or under any of the Additional Second Lien Term Documents.

(ii)           Each of the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the First Lien Term Loan Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken.

(iii)          Each of the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the Second Lien Term Loan Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken

(iv)          Each of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) and the ABL Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Each of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) and the ABL Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Second Lien Term Loan Agent or any other Second Lien Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Each of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) and the ABL Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Additional Term Agent or any other Additional Term Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(v)           Each of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and each Additional Term Secured Party agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(f)            Release of Liens.

(i)            In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Collateral Representative, (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (including upon termination or discharge of a subsidiary guarantee), so long as such sale, transfer or other disposition (or release or discharge)

is then permitted by the ABL Documents or (C) the release of the ABL Secured Parties’ Lien on all or any portion of the ABL Priority Collateral, which release under clause (C) shall have been approved by the Requisite ABL Holders, in the case of clauses (B) and (C) only to the extent occurring prior to the Discharge of ABL Obligations and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), (x) the First Lien Term Loan Agent agrees, on behalf of itself and the First Lien Term Loan Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens securing the ABL Obligations), such sale, transfer, disposition or release will be free and clear of the Liens on such ABL Priority Collateral securing the First Lien Term Loan Obligations, and the First Lien Term Loan Agent’s and the First Lien Term Loan Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action; (y) the Second Lien Term Loan Agent agrees, on behalf of itself and the Second Lien Term Loan Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens securing the ABL Obligations) such sale, transfer, disposition or release will be free and clear of the Liens on such ABL Priority Collateral securing the Second Lien Term Loan Obligations, and the Second Lien Term Loan Agent’s and the Second Lien Term Loan Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action and (z) any Additional Term Agent agrees, on behalf of itself and any Additional Term Secured Parties represented thereby, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens securing the ABL Obligations) such sale, transfer, disposition or release will be free and clear of the Liens on such ABL Priority Collateral securing the Additional Term Obligations, and such Additional Term Agent’s and the applicable Additional Term Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each of the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the ABL Collateral Representative in connection therewith. Each of the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent hereby appoints the ABL Collateral Representative and any officer or duly authorized person of the ABL Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the ABL Collateral Representative’s own name, from time to time, in the ABL Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)           In the event of (A) any private or public sale of all or any portion of the Term Loan Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Loan Collateral Representative, (B) any sale, transfer or other disposition of all or any portion of the Term Loan Priority Collateral (including upon termination or discharge of a subsidiary guarantee), so long as such sale, transfer or other disposition (or release or discharge) is then permitted by the Term Loan Priority Collateral Documents, or (C) the release of the First Lien Term Loan Collateral Secured Parties’ and Second Lien Term Loan Collateral Secured Parties’ Liens on all or any portion of the Term Loan Priority Collateral, which release under clause (C) shall have been approved by the requisite First Lien Term Loan Collateral Secured Parties (as determined pursuant to the applicable First Lien Term Loan Collateral Priority Documents) and the requisite Second Lien Term Loan Collateral Secured Parties (as determined pursuant to the applicable Second Lien Term Loan Collateral Priority Documents), in the case of clauses (B) and (C) only to the extent occurring prior to the Discharge of First Lien Term Loan Collateral Obligations and Second Lien Term Loan Collateral Obligations and not in connection with a Discharge of First Lien Term Loan Collateral Obligations or Second Lien Term Loan Collateral Obligations (and irrespective of whether an Event of Default has occurred), the ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens securing the First Lien Term Loan Obligations, Second Lien Term Loan Obligations and any Additional Term Obligations), such sale or release will be free and clear of the Liens on such Term Loan Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Term Loan Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the Term Loan Collateral Representative in connection therewith. The ABL Agent hereby appoints the Term Loan Collateral Representative and any officer or duly authorized person of the Term Loan Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the Term Loan Collateral Representative’s own name, from time to time, in the Term Loan Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5   No New Liens. (a) Until the Discharge of ABL Obligations, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby):

(i)            No First Lien Term Loan Secured Party shall knowingly acquire or hold (x) any guarantee of First Lien Term Loan Obligations by any Person unless such Person also provides a guarantee of the ABL Obligations, or (y) any Lien on any assets of any Credit Party securing any First Lien Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any First Lien Term Loan Secured Party shall nonetheless acquire or hold any guarantee of First Lien Term Loan Obligations by any Person who does not provide a guarantee of the ABL Obligations or any Lien on any assets of any Credit Party securing any First Lien Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the First Lien Term Loan Agent (or the relevant First Lien Term Loan Secured Party) shall, without the need for any further consent of any other First Lien Term Loan Secured Party and notwithstanding anything to the contrary in any other First Lien Term Loan Document, be deemed to also hold and have held such guarantee or Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such guarantee or Lien.

(ii)           No Second Lien Term Loan Secured Party shall knowingly acquire or hold (x) any guarantee of Second Lien Term Loan Obligations by any Person unless such Person also provides a guarantee of the ABL Obligations, or (y) any Lien on any assets of any Credit Party securing any Second Lien Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any Second Lien Term Loan Secured Party shall nonetheless acquire or hold any guarantee of Second Lien Term Loan Obligations by any Person who does not provide a guarantee of the ABL Obligations or any Lien on any assets of any Credit Party securing any Second Lien Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the Second Lien Term Loan Agent (or the relevant Second Lien Term Loan Secured Party) shall, without the need for any further consent of any other Second Lien Term Loan Secured Party and notwithstanding anything to the contrary in any other Second Lien Term Loan Document, be deemed to also hold and have held such guarantee or Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such guarantee or Lien.

(iii)          No Additional Term Secured Party shall knowingly acquire or hold (x) any guarantee of Additional Term Obligations by any Person unless such Person also provides a guarantee of the ABL Obligations, or (y) any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any Additional Term Secured Party shall nonetheless acquire or hold any guarantee of Additional Term Obligations by any Person who does not provide a guarantee of the ABL Obligations or any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the relevant Additional Term Agent (or the relevant Additional Term Secured Party) shall, without the need for any further consent of any other Additional Term Secured Party and notwithstanding anything to the contrary in any other Additional Term Document, be deemed to also hold and have held such guarantee or Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such guarantee or Lien.

(b)           Until the Discharge of First Lien Term Loan Obligations, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby), no ABL Secured Party shall knowingly acquire or hold (x) any guarantee of ABL Obligations by any

Person unless such Person also provides a guarantee of the First Lien Term Loan Obligations or (y) any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the First Lien Term Loan Agent under the First Lien Term Loan Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the First Lien Term Loan Obligations or any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the First Lien Term Loan Agent under the First Lien Term Loan Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such guarantee or Lien for the benefit of the First Lien Term Loan Agent as security for the First Lien Term Loan Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the First Lien Term Loan Agent in writing of the existence of such guarantee or Lien.

(c)           Until the Discharge of Second Lien Term Loan Obligations, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby), no ABL Secured Party shall knowingly acquire or hold (x) any guarantee of ABL Obligations by any Person unless such Person also provides a guarantee of the Second Lien Term Loan Obligations or (y) any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Second Lien Term Loan Agent under the Second Lien Term Loan Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the Second Lien Term Loan Obligations or (y) any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Second Lien Term Loan Agent under the Second Lien Term Loan Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such guarantee or Lien for the benefit of the Second Lien Term Loan Agent as security for the Second Lien Term Loan Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Second Lien Term Loan Agent in writing of the existence of such guarantee or Lien.

(d)           Until the Discharge of Additional First Lien Term Obligations, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby), no ABL Secured Party shall knowingly acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the Additional First Lien Term Obligations or (y) any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional First Lien Term Agent under the Additional First Lien Term Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the Additional First Lien Term Obligations or any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional First Lien Term Agent under the Additional First Lien Term Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such guarantee or Lien for the benefit of each Additional First Lien Term Agent as security for the Additional First Lien Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional First Lien Term Agent in writing of the existence of such guarantee or Lien.

(e)           Until the Discharge of Additional Second Lien Term Obligations, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby), no ABL Secured Party shall knowingly acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the Additional Second Lien Term Obligations or (y) any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional Second Lien Term Agent under the Additional Second Lien Term Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any guarantee of ABL Obligations by any Person who does not provide a guarantee of the Additional Second Lien Term Obligations or any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional Second Lien Term Agent under the Additional Second Lien Term Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such guarantee or Lien for the benefit of each Additional Second Lien Term Agent as security for the Additional Second Lien Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional Second Lien Term Agent in writing of the existence of such guarantee or Lien.

(f)            No Secured Party shall be deemed to be in breach of this Section 2.5 as a result of any other Secured Party expressly declining, in writing, to acquire, hold, accept or continue to hold any Lien in any asset of any Credit Party, or any guarantee from any Person.

Section 2.6    Waiver of Marshalling. Until the Discharge of ABL Obligations, the First Lien Term Loan Agent on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees (including in its capacity as Term Loan Collateral Representative, if applicable) not to assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b)           Until the Discharge of Term Loan Collateral Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties (including in its capacity as ABL Collateral Representative, if applicable) agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral, as applicable, or any other similar rights a junior secured creditor may have under applicable law (except as may be separately otherwise agreed in writing by and between the applicable Term Loan Collateral Representative and the ABL Agent).

ARTICLE 3

Actions of the Parties

Section 3.1    Certain Actions Permitted. Notwithstanding anything herein to the contrary:

(a)           the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any Additional Term Agent may make such demands or file such claims in respect of the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, the ABL Obligations or the Additional Term Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time;

(b)           in any Insolvency Proceeding commenced by or against any Borrower or any other Credit Party, each First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party, ABL Secured Party and any Additional Term Secured Party may file a proof of claim or statement of interest with respect to its respective First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, the ABL Obligations and any Additional Term Obligations;

(c)           each First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party, ABL Secured Party and any Additional Term Secured Party shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of such First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party, ABL Secured Party and any Additional Term Secured Party, including without limitation any claims secured by the Collateral, if any, in each case if not inconsistent with the terms of this Agreement;

(d)           each First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party, ABL Secured Party and any Additional Term Secured Party shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Credit Parties arising under either the Bankruptcy Law or applicable non-bankruptcy law, in each case if not inconsistent with the terms of this Agreement; and

(e)           each First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party, ABL Secured Party and any Additional Term Secured Party shall be entitled to file any proof of claim and other filings and make any arguments and motions (including in support of or opposition to the confirmation or approval of any plan of reorganization) in order to preserve or protect its Liens on the Collateral that are, in each case, not inconsistent with the terms of this Agreement, with respect to the First Lien Term Loan Obligations, the Second Lien

Term Loan Obligations, the ABL Obligations and any Additional Term Obligations and the Collateral.

Section 3.2    Agent for Perfection. (a) The ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), for and on behalf of itself and each ABL Secured Party, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and each First Lien Term Loan Secured Party, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and each Second Lien Term Loan Secured Party, and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and each Additional Term Secured Party represented thereby, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as non-fiduciary, gratuitous bailee and agent for the benefit of each other (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code) solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2. Without limiting the foregoing, with respect to any Deposit Accounts subject to control agreements in favor of the ABL Agent, the ABL Agent agrees to also hold control granted thereunder as gratuitous agent for the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent and acknowledges that it has control over such Deposit Accounts on behalf of the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent (such acknowledgment being intended, among other things, to satisfy the requirements of Section 9-104(a)(5) of the Uniform Commercial Code) subject to the terms and conditions of this Section 3.2. Each of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent hereby accepts such appointments pursuant to this Section 3.2(a) and acknowledges and agrees that it shall hold and control, as applicable, the Control Collateral for the benefit of the other Secured Parties with respect to any Control Collateral and that any proceeds received thereby under any Control Collateral shall be applied in accordance with Section 4. For purposes of this Section 3.2, “control” shall be deemed to also be defined as set forth in the Uniform Commercial Code. None of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), the ABL Secured Parties, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Second Lien Term Loan Secured Parties, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), or any Additional Term Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral or the Cash Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person.

(b)           The duties or responsibilities of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other Parties for purposes of perfecting the Lien held by the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent or any Additional

Term Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, any Additional Term Agent, any Additional Term Secured Parties, or any other Person. The First Lien Term Loan Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, any Additional Term Agent, any Additional Term Secured Parties, or any other Person. The Second Lien Term Loan Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, any Additional Term Agent, any Additional Term Secured Parties, or any other Person. Any Additional Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, any other Additional Term Agent or any Additional Term Secured Parties represented by any other Additional Term Agent, or any other Person. In the event that (a) the First Lien Term Loan Agent or any First Lien Term Loan Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, (b) the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, (c) the ABL Agent or any ABL Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (d) any Additional Term Agent or any Additional Term Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then the First Lien Term Loan Agent, such First Lien Term Loan Secured Party, the Second Lien Term Loan Agent, such Second Lien Term Loan Secured Party, the ABL Agent, such ABL Secured Party, such Additional Term Agent, or such Additional Term Secured Party, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of ABL Priority Collateral or Proceeds thereof, the ABL Collateral Representative, or (ii) in the case of Term Loan Priority Collateral or Proceeds thereof, the Term Loan Collateral Representative, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement. Each Credit Party shall deliver all Control Collateral and all Cash Collateral required to be delivered pursuant to the Credit Documents (i) in the case of ABL Priority Collateral or Proceeds thereof, to the ABL Collateral Representative, or (ii) in the case of Term Loan Priority Collateral or Proceeds thereof, to the Term Loan Collateral Representative.

Section 3.3    Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any First Lien Term Loan Credit Party or Second Lien Term Loan Credit Party that contain information identifying or pertaining to the Term Loan Priority Collateral, such Party shall, upon request of the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent and as promptly as practicable thereafter, either make available to such requesting Party such books and records for inspection and duplication or provide to such requesting Party copies thereof. In the event that the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent shall, in the exercise of its rights under the First Lien Term Loan Collateral Documents, the Second Lien Term Loan Collateral Documents, the Additional Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party that contain information identifying or pertaining to any of the ABL Priority Collateral, such Party shall, upon written request from the ABL Agent and as promptly as practicable thereafter, either make available to such requesting Party such books and records for inspection and duplication or provide to such requesting Party copies thereof.

Section 3.4  Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Collateral Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating primarily to ABL Priority Collateral and the Term Loan Collateral Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating primarily to Term Loan Priority Collateral. The ABL Collateral Representative shall have the sole and exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Term Loan Collateral Representative shall have the sole and exclusive right, as against any Secured Party, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Loan Priority Collateral. If required pursuant to the terms of the applicable Credit Documents, all proceeds of such insurance shall be remitted to the ABL Collateral Representative or to the Term Loan Collateral Representative, as the case may be, and each of the Term Loan Collateral Representative and the ABL Collateral Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5  No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party, First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party, First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party, First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party.

Section 3.6  Actions Upon Breach. If any First Lien Term Loan Secured Party, any Second Lien Term Loan Secured Party, any ABL Secured Party or any Additional Term Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the ABL Collateral Representative or the Term Loan Collateral Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party, First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of the Credit Parties. Should any First Lien Term Loan Secured Party, any Second Lien Term Loan Secured Party or any Additional Term Secured Party, contrary to this Agreement, in any way take, or attempt or threaten to take, any action with respect to the ABL Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the ABL Agent (in its own name or in the name of the ABL Credit Parties) may obtain relief against such First Lien Term Loan Secured Party, Second Lien Term Loan Secured

Party or Additional Term Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each First Lien Term Loan Agent, Second Lien Term Loan Agent or Additional Term Agent, for and on behalf of itself and each Secured Party represented thereby, that the ABL Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and each First Lien Term Loan Agent, Second Lien Term Loan Agent or Additional Term Agent, for and on behalf of itself and each Secured Party represented thereby, waives any defense that the ABL Secured Parties cannot demonstrate damage or be made whole by the awarding of damages. Should any ABL Secured Party, contrary to this Agreement, in any way take, or attempt or threaten to take, any action with respect to the Term Loan Priority Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the First Lien Term Loan Agent, Second Lien Term Loan Agent or Additional Term Agent (in its own name or in the name of the First Lien Term Loan Credit Parties or Second Lien Term Loan Credit Parties, as applicable) may obtain relief against such ABL Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the ABL Agent, for and on behalf of itself and each ABL Secured Party, that the First Lien Term Loan Secured Parties’, Second Lien Term Loan Secured Parties’ or Additional Term Secured Parties’ damages, as applicable, from such actions may be difficult to ascertain and may be irreparable, and the ABL Agent, for and on behalf of itself and the ABL Secured Parties, waives any defense that the First Lien Term Loan Secured Parties, Second Lien Term Loan Secured Parties or Additional Term Secured Parties, as applicable, cannot demonstrate damage or be made whole by the awarding of damages.

Section 3.7  Access Rights. (a) Without limiting any rights the ABL Collateral Representative or any other ABL Secured Party may otherwise have under applicable law or by agreement, the ABL Collateral Representative and the ABL Secured Parties may, at any time and whether or not the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any other First Lien Term Loan Secured Party, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any other Second Lien Term Loan Secured Party or any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any other Additional Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), upon reasonable advance notice, access ABL Priority Collateral that (A) is stored or located in or on, or at any location containing, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Term Loan Priority Collateral (collectively, the “ABL Commingled Collateral”), and use any Term Loan Priority Collateral (including equipment, processors, computers and other machinery) for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving and completing work-in process, taking possession of, moving, selling, storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Commingled Collateral, in each case without notice to, the involvement of or interference by any First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party or liability to any First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party, except as specifically provided below. In addition, subject to the terms hereof, the ABL

Collateral Representative may advertise and conduct public auctions or private sales of the ABL Priority Collateral without notice to, the involvement of or interference by any First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party (including the Term Loan Collateral Representative) or liability to any First Lien Term Loan Secured Party, Second Lien Term Loan Secured Party or Additional Term Secured Party (including the Term Loan Collateral Representative). In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Commingled Collateral, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may not sell, assign or otherwise transfer the related Term Loan Priority Collateral prior to the expiration of the 180-day period commencing on the date such ABL Secured Party begins to Exercise Any Secured Creditor Remedies, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.7. If any stay or other order that prohibits the ABL Collateral Representative and other ABL Secured Parties from commencing and continuing to Exercise Any Secured Creditor Remedies with respect to ABL Commingled Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. During the period of actual occupation, use and/or control by the ABL Collateral Representative or ABL Secured Parties (or their respective employees, agents, advisers and representatives) of any Term Loan Priority Collateral, the ABL Collateral Representative and the ABL Secured Parties shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Term Loan Priority Collateral resulting from such occupancy, use or control, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. In no event shall the ABL Collateral Representative or the ABL Secured Parties have any liability to the First Lien Term Loan Agent and/or to the First Lien Term Loan Secured Parties, to the Second Lien Term Loan Agent and/or to the Second Lien Term Loan Secured Parties or to any Additional Term Agent or any Additional Term Secured Parties hereunder as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Collateral Representative of its rights or the exercise by the ABL Secured Parties of their rights under this Agreement. The ABL Collateral Representative and ABL Secured Parties shall cooperate with the First Lien Term Loan Collateral Secured Parties, the Second Lien Term Loan Collateral Secured Parties and/or the Term Loan Collateral Representative in connection with any efforts made by the First Lien Term Loan Collateral Secured Parties, the Second Lien Term Loan Collateral Secured Parties and/or the Term Loan Collateral Representative to sell the Term Loan Priority Collateral.

(b)           The First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the other First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the other Second Lien Term Loan Secured Parties and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any other Additional Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Collateral Representative and the other ABL Secured Parties from exercising the ABL Permitted Access Right.

(c)           Subject to the terms hereof, the Term Loan Collateral Representative may advertise and conduct public auctions or private sales of the Term Loan Priority Collateral without notice to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

Section 3.8  License for Term Loan Priority Collateral. Notwithstanding anything in this Section 3 to the contrary, the Term Loan Collateral Representative, for itself and each of the First Lien Term Loan Secured Parties and the Second Lien Term Loan Secured Parties, hereby grants in favor of the ABL Collateral Representative, for itself and on behalf of the ABL Secured Parties, a nonexclusive right to use, license and/or sublicense any now existing or hereafter acquired Term Loan Priority Collateral consisting of Intellectual Property, including trademarks and trade names, for the purpose of enabling the ABL Collateral Representative to assemble, prepare for sale, advertise, market and dispose of, or to Exercise Any Secured Creditor Remedies with respect to, any and all ABL Priority Collateral, wherever such ABL Priority Collateral may be located, including all such license and right access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, in each case solely in connection with any Exercise of Secured Creditor Remedies; provided that (i) any such license shall terminate upon the sale of any applicable ABL Priority Collateral and shall not extend or transfer to the purchaser of such ABL Priority Collateral and (ii) the ABL Collateral Representative’s use of such Intellectual Property shall be reasonable and lawful. Furthermore, the Term Loan Collateral Representative, for itself and each of the First Lien Term Loan Secured Parties and Second Lien Term Loan Secured Parties, agrees that, in connection with any Exercise of Secured Creditor Remedies conducted by the Term Loan Collateral Representative in respect of Term Loan Priority Collateral, (x) any notice required to be given by the Term Loan Collateral Representative in connection with such Exercise of Secured Creditor Remedies shall contain an acknowledgement of the existence of such license and (y) the Term Loan Collateral Representative shall provide written notice to any purchaser, assignee or transferee pursuant to an Exercise of Secured Creditor Remedies that the applicable assets are subject to such license. Such license right is granted free of charge, without requirement that any monetary payment whatsoever including, without limitation, any royalty or license fee, be made to the applicable Term Loan Collateral Representative or any First Lien Term Loan Secured Parties or Second Lien Term Loan Secured Parties or any other Person by the ABL Collateral Representative or any ABL Secured Party or any other Person. The Term Loan Collateral Representative, for itself and each of the First Lien Term Loan Secured Parties and the Second Lien Term Loan Secured Parties, agrees not to interfere, hinder, restrict or delay the exercise by the ABL Collateral Representative of any such license and right granted herein and agrees to execute such documentation and complete such other acts as may be required by the ABL Collateral Representative in connection with the exercise of such license and right, including preservation of such license and right against any Person (including any voluntary or involuntary transferee of such Term Loan Priority Collateral consisting of Intellectual Property). The rights and remedies of the ABL Collateral Representative in this Section 3.8 are in addition to and not in limitation of the rights and remedies under the ABL Documents or applicable law. The provisions of this Section 3.8 are agreed to solely as among the Agents and Secured Parties and shall not be deemed to expand or otherwise modify any rights granted by any Grantor to the Agents or Secured Parties under any of the Credit Documents.

Section 3.9  Agent Discretion. The First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and each Additional Term Agent hereby agree that notwithstanding any provision under any First Lien Term Loan Document, Second Lien Term Loan Document, ABL Document or Additional Term Document, as applicable, the ABL Collateral Representative shall have sole discretion (in consultation with the Company, if applicable) with respect to any determination concerning ABL Priority Collateral as to which such Agent would have authority to exercise under any First Lien Term Loan Document, Second Lien Term Loan Document, ABL Document or Additional Term Document, as applicable. The First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and each Additional Term Agent hereby agree that notwithstanding any provision under any First Lien Term Loan Document, Second Lien Term Loan Document, ABL Document or Additional Term Document, as applicable, the Term Loan Collateral Representative shall have sole discretion (in consultation with the Company, if applicable) with respect to any determination concerning Term Loan Priority Collateral as to which such Agent would have authority to exercise under any First Lien Term Loan Document, Second Lien Term Loan Document, ABL Document or Additional Term Document, as applicable.

ARTICLE 4

Application of Proceeds

Section 4.1  Application of Proceeds.

(a)           Revolving Nature of ABL Obligations. The First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties and any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, expressly acknowledge and agree that (i) the ABL Credit Agreement includes a revolving commitment and in the ordinary course of business the ABL Agent and the ABL Secured Parties will apply payments and make advances under the ABL Credit Agreement, and no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition under the ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, the terms of the ABL Obligations may be modified, extended or amended from time to time, and the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the First Lien Term Loan Secured Parties (in the case of the First Lien Term Loan Agent), the Second Lien Term Loan Secured Parties (in the case of the Second Lien Term Loan Agent) or the applicable Additional Term Secured Parties (in the case of such Additional Term Agent) and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Secured Party) commences the Exercise of Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Secured Party as a result of such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, or any Additional Term Obligations, or any portion thereof.

(b)           Revolving Nature of First Lien Term Loan Obligations. The ABL Agent, for and on behalf of itself and the ABL Secured Parties expressly acknowledges and agrees that (i) any First Lien Term Loan Credit Agreement may include a revolving commitment, and in the ordinary course of business any First Lien Term Loan Agent and First Lien Term Loan Secured Parties may apply payments and make advances thereunder; and (ii) the amount of First Lien Term Loan Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, the terms of First Lien Term Loan Obligations thereunder may be modified, extended or amended from time to time, and the aggregate amount of First Lien Term Loan Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof; provided, however, that from and after the date on which any First Lien Term Loan Agent (or any First Lien Term Loan Secured Party) commences the Exercise of Secured Creditor Remedies, all amounts received by any such First Lien Term Loan Agent or First Lien Term Loan Secured Party as a result of such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, or any Additional Term Obligations, or any portion thereof.

(c)           Revolving Nature of Second Lien Term Loan Obligations. The ABL Agent, for and on behalf of itself and the ABL Secured Parties expressly acknowledges and agrees that (i) any Second Lien Term Loan Credit Agreement may include a revolving commitment, and in the ordinary course of business any Second Lien Term Loan Agent and Second Lien Term Loan Secured Parties may apply payments and make advances thereunder; and (ii) the amount of Second Lien Term Loan Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, the terms of Second Lien Term Loan Obligations thereunder may be modified, extended or amended from time to time, and the aggregate amount of Second Lien Term Loan Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof; provided, however, that from and after the date on which any Second Lien Term Loan Agent (or any Second Lien Term Loan Secured Party) commences the Exercise of Secured Creditor Remedies, all amounts received by any such Second Lien Term Loan Agent or Second Lien Term Loan Secured Party as a result of such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, or any Additional Term Obligations, or any portion thereof.

(d)           Revolving Nature of Additional Term Obligations. The ABL Agent, for and on behalf of itself and the ABL Secured Parties expressly acknowledges and agrees that (i)

Additional Term Credit Facilities may include a revolving commitment, and in the ordinary course of business any Additional Term Agent and Additional Term Secured Parties may apply payments and make advances thereunder; (ii) the amount of Additional Term Obligations that may be outstanding thereunder at any time or from time to time may be increased or reduced and subsequently reborrowed, the terms of Additional Term Obligations thereunder may be modified, extended or amended from time to time, and the aggregate amount of Additional Term Obligations thereunder may be increased, replaced or refinanced, in each event, without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof; provided, however, that from and after the date on which any Additional Term Agent or Additional Term Secured Party commences the Exercise of Secured Creditor Remedies, all amounts received by any such Additional Term Agent or Additional Term Secured Party as a result of such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations, or any Additional Term Obligations, or any portion thereof.

(e)           Application of Proceeds of ABL Priority Collateral. The ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent hereby agree that all ABL Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the payment of the ABL Obligations in accordance with the ABL Credit Agreement until the Discharge of ABL Obligations,

second, to the Term Loan Collateral Representative for application to the payment of the First Lien Term Loan Obligations, any Additional First Lien Term Obligations, the Second Lien Term Loan Obligations and any Additional Second Lien Term Obligations in accordance with the First/Second Lien Intercreditor Agreement and any applicable Other Intercreditor Agreement until the Discharge of Term Loan Collateral Obligations, and third, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Each ABL Agent, First Lien Term Loan Agent, Second Lien Term Loan Agent and Additional Term Agent shall provide the ABL Collateral Representative and the Term Loan Collateral Representative with such information about the ABL Obligations, the First Lien Term Loan Collateral Obligations and the Second Lien Term Loan Collateral Obligations represented by it as they may reasonably request in order to carry out the purposes of this Section 4.1.

(f)            Application of Proceeds of Term Loan Priority Collateral. The ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent hereby agree that all Term Loan Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies shall be applied, first, to the Term Loan Collateral Representative for application to the payment of the First Lien Term Loan Obligations, any Additional First Lien Term Obligations, the Second Lien Term Loan Obligations and any Additional Second Lien Term Obligations in accordance with the First/Second Lien Intercreditor Agreement and any applicable Other Intercreditor Agreement until the Discharge of Term Loan Collateral Obligations, second, to the payment of the ABL Obligations in accordance with the ABL Credit Agreement until the Discharge of ABL Obligations, and third, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct,

except, in the case of application of Term Loan Priority Collateral and Proceeds thereof (i) as between Additional First Lien Term Obligations and ABL Obligations, as may be separately otherwise agreed in writing by and between any applicable Additional First Lien Term Agent, on behalf of itself and the Additional First Lien Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties with respect to the Additional First Lien Term Obligations owing to any of such Additional First Lien Term Agent and Additional First Lien Term Secured Parties, and (ii) as between Additional Second Lien Term Obligations and ABL Obligations, as may be separately otherwise agreed in writing by and between any applicable Additional Second Lien Term Agent, on behalf of itself and the Additional Second Lien Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties with respect to the Additional Second Lien Term Obligations owing to any of such Additional Second Lien Term Agent and Additional Second Lien Term Secured Parties. Each ABL Agent, First Lien Term Loan Agent, Second Lien Term Loan Agent and Additional Term Agent shall provide the ABL Collateral Representative and the Term Loan Collateral Representative with such information about the ABL Obligations or Term Loan Collateral Obligations represented by it as they may reasonably request in order to carry out the purposes of this Section 4.1.

(g)           Limited Obligation or Liability.

(i)            In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) shall have no obligation or liability to the First Lien Term Loan Agent, any First Lien Term Loan Secured Party, the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable) shall have no obligation or liability to any Additional Term Agent or any Additional Term Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(ii)           In exercising remedies, whether as a secured creditor or otherwise, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

(iii)          In exercising remedies, whether as a secured creditor or otherwise, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement.

(iv)          In exercising remedies, whether as a secured creditor or otherwise, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(h)           Turnover of Cash Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Collateral Representative shall deliver to the Term Loan Collateral Representative or shall execute such documents as the Company or the Term Loan Collateral Representative may reasonably request to enable the Term Loan Collateral Representative to have control over any Control Collateral or Cash Collateral still in the ABL Collateral Representative’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. As between (i) the Term Loan Collateral Representative and (ii) the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent (other than the Term Loan Collateral Representative), any such Control Collateral or Cash Collateral held by the Term Loan Collateral Representative shall be held by it subject to the terms and conditions of the First/Second Lien Intercreditor Agreement or any applicable Other Intercreditor Agreement. Upon the Discharge of Term Loan Collateral Obligations, the Term Loan Collateral Representative shall deliver to the ABL Collateral Representative or shall execute such documents as the Company or the ABL Collateral Representative may reasonably request to enable the ABL Collateral Representative to have control over any Control Collateral or Cash Collateral still in the Term Loan Collateral Representative’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2  Specific Performance. Each of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Credit Party shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), for and on behalf of itself and the ABL Secured Parties, the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and any Additional Term Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 4.3  Sale of Collateral Comprising Both ABL Priority Collateral and Term Loan Priority Collateral; Certain Proceeds of Capital Stock or Intercompany Loans. In the event that prior to the Discharge of ABL Obligations, proceeds of the Collateral are received in connection with a Disposition, loss, condemnation or other disposition (whether voluntary or involuntary) of Collateral that involves both ABL Priority Collateral and Term Loan Priority Collateral, for the purposes of this Agreement with respect to such Disposition, loss, condemnation or other disposition, the ABL Collateral Representative and the Term Loan Collateral Representative shall use commercially reasonable efforts in good faith to allocate the Proceeds received in connection with such Disposition, loss, condemnation or other disposition of such Collateral to the ABL Priority Collateral and the Term Loan Priority Collateral. If the ABL Collateral Representative and the Term Loan Collateral Representative are unable to agree on such allocation within five (5) Business Days (or such other period of time as the ABL Collateral Representative and the Term Loan Collateral Representative agree) of the consummation of such Disposition, loss, condemnation or other disposition, (i) the ABL Priority Collateral comprised in such Collateral consisting of Accounts (as described in sub-clause (1) of the definition of “ABL Priority Collateral” but excluding any Accounts to the extent excluded pursuant to the parenthetical in such sub-clause (1) as provided for therein) shall be deemed to have a valuation equal to the net book value of each such Account (the “Accounts Amount”) and (ii) the ABL Priority Collateral comprised in such Collateral consisting of Inventory shall be deemed to have a value equal to the net book value of such Inventory (the “Inventory Amount”, and together with the Accounts Amount, the “ABL Amount”), in each case determined at the time of such Disposition, loss, condemnation or disposition, and such Proceeds shall constitute (1) first, in an amount equal to the ABL Amount, ABL Priority Collateral and (2) second, to the extent of any balance remaining in excess of the ABL Amount, Term Loan Priority Collateral, provided that to the extent that the ABL Priority Collateral subject to such Disposition, loss, condemnation or other disposition includes assets other than Accounts and Inventory, at the option of the ABL Collateral Representative, the appraised value of such other assets may be used for the purposes of the allocation of such Proceeds to the ABL Priority Collateral based on the then most current satisfactory appraisal received by the ABL Collateral Representative with respect thereto. In the event that proceeds are received in connection with a Disposition of all or substantially all of the Capital Stock issued by any Grantor or any amounts are received in respect of Capital Stock of, or Intercompany Loans issued by, any Grantor in an Insolvency Proceeding, such amounts shall be deemed to be proceeds received from a Disposition of ABL Priority Collateral and Term Loan Priority Collateral (in proportion to ABL Priority Collateral and Term Loan Priority Collateral owned at such time by the Grantor) and shall be applied as provided in the preceding sentence.

ARTICLE 5

Intercreditor Acknowledgements and Waivers

Section 5.1  Notice of Acceptance and Other Waivers. (a) All ABL Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives notice of acceptance of, or proof of reliance by the ABL Agent or any ABL Secured Party on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or nonpayment of all or any part of the ABL Obligations. All First Lien Term Loan Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, the Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the First Lien Term Loan Obligations. All Second Lien Term Loan Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or nonpayment of all or any part of the Second Lien Term Loan Obligations. All Additional Term Obligations at any time made or incurred by any Credit Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, the ABL Agent, on behalf of itself and any ABL Secured Parties, and any other Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance by any Additional Term Agent or any Additional Term Secured Parties of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or nonpayment of all or any part of the Additional Term Obligations.

(b)           None of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to the ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any First Lien Term Loan Credit Agreement or any other First Lien Term Loan Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the First Lien Term Loan Agent or any First Lien Term Loan Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)           None of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to the ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Second Lien Term Loan Credit Agreement or any other Second Lien Term Loan Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the ABL Credit

Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(d)           None of the ABL Agent (including in its capacity as ABL Collateral Representative, if applicable), any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Additional Term Agent or any Additional Term Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to the ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Term Credit Facility or any other Additional Term Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to any Additional Term Agent or any Additional Term Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Additional Term Agent or any Additional Term Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(e)           None of the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the First Lien Term Loan Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the First Lien Term Loan Agent or any First Lien Term Loan Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any First Lien Term Loan Credit Agreement or any of the other First Lien Term Loan Documents, whether the First Lien Term Loan Agent or any First Lien Term Loan Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the First Lien Term Loan Agent or any First Lien Term Loan Secured Party otherwise should exercise any of its contractual rights or remedies under the First Lien Term Loan Documents (subject to the express terms and conditions hereof), neither the First Lien Term Loan Agent nor any First Lien Term Loan Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The First Lien Term Loan Agent and the First Lien Term Loan Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the First Lien Term Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of the First Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or the First Lien Term Loan Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the First Lien Term Loan Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(f)            None of the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Second Lien Term Loan Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Second Lien Term Loan Credit Agreement or any of the other Second Lien Term Loan Documents, whether the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party otherwise should exercise any of its contractual rights or remedies under the Second Lien Term Loan Documents (subject to the express terms and conditions hereof), neither the Second Lien Term Loan Agent nor any Second Lien Term Loan Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Second Lien Term Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of the Second Lien Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or the Second Lien Term Loan Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Second Lien Term Loan Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(g)           None of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), any Additional Term Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If any Additional Term Agent or any Additional Term Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Term Credit Facility or any of the other Additional Term Documents, whether such Additional Term Agent or any Additional Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Term Agent or any Additional Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Additional Term Documents (subject to the express terms and conditions hereof), neither such Additional Term Agent nor any Additional Term Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). Any Additional Term Agent and any Additional Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Additional Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). The ABL Agent, on behalf of itself and the ABL Secured Parties agrees that none of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any Additional Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2  Modifications to ABL Documents, First Lien Term Loan Documents and Second Lien Term Loan Documents. (a) The First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, hereby agrees that, without affecting the obligations of the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b)           The Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, hereby agrees that, without affecting the obligations of the Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(c)           Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agrees that, without affecting the obligations of such Additional Term Agent and such Additional Term Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Term Agent or any such Additional Term Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Term Agent or any such Additional Term Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties.

(d)           The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the First Lien Term Loan Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the First Lien Term Loan Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the First Lien Term Loan Obligations or any of the First Lien Term Loan Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the First Lien Term Loan Obligations, and in connection therewith to enter into any additional First Lien Term Loan Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the First Lien Term Loan Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the First Lien Term Loan Obligations; and

(vii)         otherwise manage and supervise the First Lien Term Loan Obligations as the First Lien Term Loan Agent shall deem appropriate.

(e)           The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Second Lien Term Loan Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Second Lien Term Loan Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Second Lien Term Loan Obligations or any of the Second Lien Term Loan Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Second Lien Term Loan Obligations, and in connection therewith to enter into any additional Second Lien Term Loan Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Second Lien Term Loan Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Second Lien Term Loan Obligations; and

(vii)         otherwise manage and supervise the Second Lien Term Loan Obligations as the Second Lien Term Loan Agent shall deem appropriate.

(f)            The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, any Additional Term Agent and any Additional Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Term Documents in any manner whatsoever, including, to:

(i)            change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Term Obligations or any of the Additional Term Documents;

(ii)           subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Additional Term Obligations, and in connection therewith to enter into any additional Additional Term Documents;

(iii)          amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Additional Term Obligations;

(iv)          release its Lien on any Collateral or other Property;

(v)           exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)          subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Term Obligations; and

(vii)         otherwise manage and supervise the Additional Term Obligations as such Additional Term Agent shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties.

(g)           In addition, each ABL Agent, for and on behalf of itself and the ABL Secured Parties, First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties and any Additional Term Agent, for and on behalf of itself and the Additional Term Secured Parties represented thereby, agrees that each ABL Collateral Document and/or each Term Loan Priority Collateral Document, as applicable, consisting of a mortgage covering any Collateral consisting of real estate shall contain language appropriate to reflect the subordination of such Collateral Document and/or Term Loan Priority Collateral Document, as applicable, covering such Collateral.

(h)                                 The ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations and any Additional Term Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any ABL Document, any First Lien Term Loan Document, any Second Lien Term Loan Document or any Additional Term Document) of the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent or the Second Lien Term Loan Secured Parties, any Additional Term Agent or any Additional Term Secured Parties, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof; provided, however, that, if the indebtedness refunding, replacing or refinancing any of the ABL Obligations, First Lien Term Loan Obligations, Second Lien Term Loan Obligations or Additional Term Obligations is to constitute ABL Obligations, First Lien Term Loan Obligations, Second Lien Term Loan Obligations or Additional Term Obligations governed by this Agreement, the holders of such indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Collateral Representative (other than any ABL Collateral Representative being replaced in connection with such joinder) and the Term Loan Collateral Representative (other than the Term Loan Collateral Representative being replaced in connection with such provider), and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of the ABL Documents, the First Lien Term Loan Documents, the Second Lien Term Loan Documents and any Additional Term Documents. For the avoidance of doubt, any First Lien Term Loan Obligations, Second Lien Term Loan Obligations or Additional Term Obligations may be refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under the ABL Documents, First Lien Term Loan Documents, Second Lien Term Loan Documents or Additional Term Documents) of, any of the ABL Agent or any other ABL Secured Party, the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party, the Second Lien Term Loan Agent or any other Second Lien Term Loan Secured Party or any Additional Term Agent or any other Additional Term Secured Party, through the incurrence of Additional Indebtedness, subject to Section 7.11.

Section 5.3 Reinstatement and Continuation of Agreement. (a) If the ABL Agent or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Agent, the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Credit

Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Credit Party in respect of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations. No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b)                                 If the First Lien Term Loan Agent or any First Lien Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the First Lien Term Loan Obligations (a “First Lien Term Loan Recovery”), then the First Lien Term Loan Obligations shall be reinstated to the extent of such First Lien Term Loan Recovery. If this Agreement shall have been terminated prior to such First Lien Term Loan Recovery, this Agreement shall be reinstated in full force and effect in the event of such First Lien Term Loan Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Agent, the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Credit Party in respect of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations. No priority or right of the First Lien Term Loan Agent or any First Lien Term Loan Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the First Lien Term Loan Documents, regardless of any knowledge thereof which the First Lien Term Loan Agent or any First Lien Term Loan Secured Party may have.

(c)                                  If the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the Second Lien Term Loan Obligations (a “Second Lien Term Loan Recovery”), then the Second Lien Term Loan Obligations shall be reinstated to the extent of such Second Lien Term Loan Recovery. If this Agreement shall have been terminated prior to such Second Lien Term Loan Recovery, this Agreement shall be reinstated in full force and effect in the event of such Second Lien Term Loan Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Agent, the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Credit Party in respect of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations. No priority or right of the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Second Lien Term Loan Documents, regardless of any knowledge thereof which the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party may have.

(d)                                 If any Additional Term Agent or any Additional Term Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Credit Party or any other Person any payment made in satisfaction of all or any portion of the Additional Term Obligations (an “Additional Term Recovery”), then the Additional Term Obligations shall be reinstated to the extent of such Additional Term Recovery. If this Agreement shall have been terminated prior to such Additional Term Recovery, this Agreement shall be reinstated in full force and effect in the event of such Additional Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of any Additional Term Agent, the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Secured Parties, the ABL Secured Parties, the First Lien Term Loan Secured Parties and the Second Lien Term Loan Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Credit Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Credit Party in respect of any Additional Term Obligations, the ABL Obligations, the First Lien Term Loan Obligations or the Second Lien Term Loan Obligations. No priority or right of any Additional Term Agent or any Additional Term Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Credit Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Additional Term Documents, regardless of any knowledge thereof which any Additional Term Agent or any Additional Term Secured Party may have.

ARTICLE 6

Insolvency Proceedings

Section 6.1 DIP Financing. (a) If any Credit Party shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Credit Agreement Lenders shall agree to provide any Credit Party with, or consent to a third party providing, any Credit Party with any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (“DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, agrees that it will raise no objection, and will not directly or indirectly support or act in concert with any other party in raising an objection, to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the First Lien Term Loan Agent securing the First Lien Term Loan Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the First Lien Term Loan Agent retains its Lien on the Collateral to secure the First Lien Term Loan Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the Lien of the First Lien Term Loan Agent on the Term Loan Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations and (iii) if the ABL Agent and/or any ABL Secured Party receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the First Lien Term Loan Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the First Lien Term Loan Obligations, provided that (x) such Liens in favor of the ABL Agent and the First Lien Term Loan Agent shall be subject to the provisions of Section 6.1(e) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(b)                                 If any Credit Party shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Credit Agreement Lenders shall agree to provide any Credit Party with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that it will raise no objection, and will not directly or indirectly support or act in concert with any other party in raising an objection, to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Second Lien Term Loan Agent securing the Second Lien Term Loan Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the Second Lien Term Loan Agent retains its Lien on the Collateral to secure the Second Lien Term Loan Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the Lien of the Second Lien Term Loan Agent on the Term Loan Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations and (iii) if the ABL Agent and/or any ABL Secured Party receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the Second Lien Term Loan Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Second Lien Term Loan Obligations, provided that (x) such Liens in favor of the ABL Agent and the Second

Lien Term Loan Agent shall be subject to the provisions of Section 6.1(e) hereof and (y) the foregoing provisions of this Section 6.1(b) shall not prevent the Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(c)                                  If any Credit Party shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Credit Agreement Lenders shall agree to provide any Credit Party with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that it will raise no objection, and will not directly or indirectly support, or act in concert with any other party in raising an objection, to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Additional Term Agent securing the Additional Term Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) such Additional Term Agent retains its Lien on the Collateral to secure the Additional Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such DIP Financing is junior and subordinate to the Lien of such Additional Term Agent on the Term Loan Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties), (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations and (iii) if the ABL Agent and/or any ABL Secured Party receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, such Additional Term Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Additional Term Obligations, provided that (x) such Liens in favor of the ABL Agent and such Additional Term Agent shall be subject to the provisions of Section 6.1(e) hereof and (y) the foregoing provisions of this Section 6.1(c) shall not prevent any Additional Term Agent and any Additional Term Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization.

(d)                                 [Reserved].

(e)                                  All Liens granted to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent or any Additional Term Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement; provided, however, that the foregoing shall not alter the super-priority of any Liens securing any DIP Financing in accordance with this Section 6.1.

Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations, the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, the

Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Collateral Representative’s express written consent. Until the Discharge of the First Lien Term Loan Collateral Obligations and Second Lien Term Loan Collateral Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Loan Priority Collateral without the Term Loan Collateral Representative’s express written consent.

Section 6.3 No Contest. (a) The First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1), or (ii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of Term Loan Priority Collateral. The Second Lien Term Loan Agent, on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1), or (ii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of Term Loan Priority Collateral. Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that, prior to the Discharge of ABL Obligations, none of them shall directly or indirectly contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1), or (ii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of Term Loan Priority Collateral.

(b)                                 The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of First Lien Term Loan Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1 hereof), or (ii) any objection by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party to any motion, relief, action or proceeding based on a claim by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party that its interests in the Collateral (unless in contravention of Section 6.1 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the First Lien Term Loan Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of ABL Priority Collateral.

(c)                                  The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Second Lien Term Loan Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1 hereof), or (ii) any objection by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party to any motion, relief, action or proceeding based on a claim by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party that its interests in the Collateral (unless in contravention of Section 6.1 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the Second Lien Term Loan Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of ABL Priority Collateral.

(d)                                 The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Additional Term Obligations, none of them shall directly or indirectly contest (or support any other Person contesting) (i) any request by any Additional Term Agent or any Additional Term Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1 hereof), or (ii) any objection by any Additional Term Agent or any Additional Term Secured Party to any motion, relief, action, or proceeding based on a claim by any Additional Term Agent or any Additional Term Secured Party that its interests in the Collateral (unless in contravention of Section 6.1 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to such Additional Term Agent as adequate protection of its interests are subject to this Agreement and (y) any post-petition interest, fees, or expenses as a result of any interest in the Collateral are not paid from the proceeds of ABL Priority Collateral.

Section 6.4 Asset Sales. The First Lien Term Loan Agent agrees, on behalf of itself and the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent agrees, on behalf of itself and the Second Lien Term Loan Secured Parties, and any Additional Term Agent agrees, on behalf of itself and any Additional Term Secured Parties represented thereby, that it will not oppose any sale consented to by the ABL Agent or the ABL Collateral Representative of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy

Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent agrees, on behalf of itself and the ABL Secured Parties that it will not oppose any sale consented to by the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Agent or the Term Loan Collateral Representative of any Term Loan Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.

Section 6.5 Separate Grants of Security and Separate Classification. (1) Each First Lien Term Loan Secured Party, the First Lien Term Loan Agent, each Additional First Lien Term Secured Party and each Additional First Lien Term Agent (2) each Second Lien Term Loan Secured Party, the Second Lien Term Loan Agent, each Additional Second Lien Term Secured Party and each Additional Second Lien Term Agent and (3) each ABL Secured Party and the ABL Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents, the First Lien Term Loan Collateral Documents, the Additional First Lien Term Collateral Documents, the Second Lien Term Loan Collateral Documents and the Additional Second Lien Term Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, (1) the First Lien Term Loan Obligations and Additional First Lien Term Obligations, (2) the Second Lien Term Loan Obligations and Additional Second Lien Term Obligations and (3) the ABL Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of (1) the ABL Secured Parties, (2) the First Lien Term Loan Secured Parties and the Additional First Lien Term Secured Parties and (3) the Second Lien Term Loan Secured Parties and the Additional Second Lien Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims, First Lien Term Loan Obligation claims, Second Lien Term Loan Obligation claims, Additional First Lien Term Obligation claims and Additional Second Lien Term Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), (1) the ABL Secured Parties or (2) the First Lien Term Loan Secured Parties and the Additional First Lien Term Secured Parties, or (3) the Second Lien Term Loan Secured Parties and the Additional Second Lien Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties, the First Lien Term Loan Secured Parties and the Additional First Lien Term Secured Parties and the Second Lien Term Loan Secured Parties and the Additional Second Lien Term Secured Parties, before any distribution is made from the applicable pool of Priority Collateral in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from the applicable pool of Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries. The foregoing sentence is subject with respect to the First Lien Term Loan Obligations, the Second lien Term Loan Obligations, any Additional First Lien Term Obligations and any Additional Second Lien Term Obligations to the First/Second Lien Intercreditor Agreement and to any separate agreement by and between any Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and any other Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, with respect to the Additional Term Obligations owing to any of such Additional Term Agent and Additional Term Secured Parties.

Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7 ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the First Lien Term Loan Agent, the Second Lien Term Loan Agent any Additional Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                     any lack of validity or enforceability of any ABL Document;

(ii)                                  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee thereof;

(iv)                              the commencement of any Insolvency Proceeding in respect of any Borrower or any Credit Party; or

(v)                                 any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the First Lien Term Loan Agent, the Second Lien Term Loan Agent any Additional Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8 First Lien Term Loan Obligations Unconditional. All rights of the First Lien Term Loan Agent hereunder, and all agreements and obligations of the ABL Agent, the Second Lien Term Loan Agent any Additional Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                     any lack of validity or enforceability of any First Lien Term Loan Document;

(ii)                                  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Term Loan Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Term Loan Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the First Lien Term Loan Obligations or any guarantee thereof;

(iv)                              the commencement of any Insolvency Proceeding in respect of any Borrower or any Credit Party; or

(v)                                 any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the First Lien Term Loan Obligations, or of any of the ABL Agent, the Second Lien Term Loan Agent, any Additional Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9 Second Lien Term Loan Obligations Unconditional. All rights of the Second Lien Term Loan Agent hereunder, and all agreements and obligations of the ABL Agent, the First Lien Term Loan Agent any Additional Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                     any lack of validity or enforceability of any Second Lien Term Loan Document;

(ii)                                  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Term Loan Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Term Loan Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Second Lien Term Loan Obligations or any guarantee thereof;

(iv)                              the commencement of any Insolvency Proceeding in respect of any Borrower or any Credit Party; or

(v)                                 any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Second Lien Term Loan Obligations, or of any of the ABL Agent, the First Lien Term Loan Agent, any Additional Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.10 Additional Term Obligations Unconditional. All rights of any Additional Term Agent hereunder, and all agreements and obligations of the ABL Agent, the

First Lien Term Loan Agent, the Second Lien Term Loan Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)                                     any lack of validity or enforceability of any Additional Term Document;

(ii)                                  any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Additional Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Additional Term Document;

(iii)                               any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Additional Term Obligations or any guarantee thereof;

(iv)                              the commencement of any Insolvency Proceeding in respect of any Borrower or any Credit Party; or

(v)                                 any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Additional Term Obligations, or of any of the ABL Agent, the First Lien Term Loan Agent , the Second Lien Term Loan Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.11 Adequate Protection. Except to the extent expressly provided in Section 6.1, Section 6.3 and this Section 6.11, nothing in this Agreement shall limit the rights of (w) the ABL Agent and the ABL Secured Parties, (x) the First Lien Term Loan Agent and the First Lien Term Loan Secured Parties, (y) the Second Lien Term Loan Agent and the Second Lien Term Loan Secured Parties, or (z) any Additional Term Agent and any Additional Term Secured Parties, respectively, from seeking or requesting adequate protection with respect to their interests in the Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that:

(a)                                 in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Term Loan Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Secured Parties, agrees that the First Lien Term Loan Agent shall also be granted a senior Lien on such collateral as security for the First Lien Term Loan Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the First Lien Term Loan Obligations,

(b)                                 in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Term Loan Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Secured Parties, agrees that the Second Lien Term Loan

Agent shall also be granted a senior Lien on such collateral as security for the Second Lien Term Loan Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Second Lien Term Loan Obligations,

(c)                                  in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Term Loan Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Secured Parties, agrees that any Additional Term Agent shall also be granted a senior Lien on such collateral as security for the Additional Term Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Additional Term Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties),

(d)                                 in the event that the First Lien Term Loan Agent, on behalf of itself or any of the First Lien Term Loan Secured Parties, seeks or requests adequate protection in respect of the First Lien Term Loan Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then the First Lien Term Loan Agent, on behalf of itself and each of the First Lien Term Loan Secured Parties, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the First Lien Term Loan Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations,

(e)                                  in the event that the Second Lien Term Loan Agent, on behalf of itself or any of the Second Lien Term Loan Secured Parties, seeks or requests adequate protection in respect of the Second Lien Term Loan Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then the Second Lien Term Loan Agent, on behalf of itself and each of the Second Lien Term Loan Secured Parties, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Second Lien Term Loan Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations, and

(f)                                   in the event that any Additional Term Agent, on behalf of itself or any Additional Term Secured Parties, seeks or requests adequate protection in respect of the Additional Term Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then such Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Additional Term Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations.

ARTICLE 7

Miscellaneous

Section 7.1 Rights of Subrogation. The First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties, agrees that no payment by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the First Lien Term Loan Agent or any First Lien Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the First Lien Term Loan Agent or any First Lien Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

The Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that no payment by the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment by the ABL Agent or any ABL Secured Party to the First Lien Term Loan Agent or any First Lien Term Loan Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Lien Term Loan Obligations shall have occurred. Following the Discharge of First Lien Term Loan Obligations, the First Lien Term Loan Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Lien Term Loan Obligations resulting from payments to the First Lien Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the First Lien Term Loan Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment by the ABL Agent or any ABL Secured Party to the Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Second Lien Term Loan Obligations shall have occurred. Following the Discharge of Second Lien Term Loan Obligations, the Second Lien Term Loan Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Term Loan Obligations resulting from payments to the Second Lien Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Second Lien Term Loan Agent are paid by such Person upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment by the ABL Agent or any ABL Secured Party to any Additional Term Agent or any Additional Term Secured Party represented thereby pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Additional Term Obligations with respect to the Additional Term Obligations owed to such Additional Term Secured Parties shall have occurred. Following the Discharge of Additional Term Obligations with respect to the Additional Term Obligations owed to such Additional Term Secured Parties, such Additional Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the applicable Additional Term Obligations resulting from payments to such Additional Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Additional Term Agent are paid by such Person upon request for payment thereof.

Any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that no payment by such Additional Term Agent or any such Additional Term Secured Party to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle such Additional Term Agent or any such Additional Term Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as such Additional Term Agent or any such Additional Term Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof.

Section 7.2 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3 Representations. The First Lien Term Loan Agent represents and warrants to the ABL Agent, the Second Lien Term Loan Agent and any Additional Term Agent that it has the requisite power and authority under the First Lien Term Loan Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the First Lien Term Loan Secured Parties. The Second Lien Term Loan Agent represents and warrants to the ABL Agent, the First Lien Term Loan Agent and any Additional Term Agent that it has the requisite power and authority under the Second Lien Term Loan Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Term Loan Secured Parties. The ABL Agent represents and warrants to the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any Additional Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Secured Parties. Any Additional Term Agent represents and warrants to the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any other Additional Term Agent that it has the requisite power and authority under the applicable Additional Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and any Additional Term Secured Parties represented thereby.

Section 7.4 Amendments. (a) No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by (i) prior to the Discharge of First Lien Term Loan Obligations, the First Lien Term Loan Agent, (ii) prior to the Discharge of Second Lien Term Loan Obligations, the Second Lien Term Loan Agent, (iii) prior to the Discharge of ABL Obligations, the ABL Agent, (iv) prior to the Discharge of Additional First Lien Term Obligations in respect of any Additional First Lien Term Credit Facility, the applicable Additional First Lien Term Agent and (v) prior to the Discharge of Additional Second Lien Term Obligations in respect of any Additional Second Lien Term Credit Facility, the applicable Additional Second Lien Term Agent. Notwithstanding the foregoing, the Company may, without the consent of any Party hereto, amend this Agreement to add an Additional Term Agent by (x) executing an Additional Indebtedness Joinder as provided in Section 7.11 or (y) executing a joinder agreement in substantially the form of Exhibit C attached hereto as provided for in the definition of “ABL Credit Agreement”, “First Lien Term Loan Credit Agreement” or “Second Lien Term Loan Credit Agreement”, as applicable. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Additional Term Agent that is not then a Party, or any Additional Term Secured Party not then represented by an Additional Term Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other adverse effect upon any such Additional Term Agent or Additional Term Secured Party that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Company (regardless of whether any such Additional Term Agent or Additional Term Secured Party ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

(b)                                 In the event that the ABL Agent that is the ABL Collateral Representative or the Requisite ABL Holders enter into any amendment, waiver or consent in respect of or replacing any ABL Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, any ABL Collateral Document relating to the ABL Priority Collateral or changing in any manner the rights of the ABL Agent, the ABL Secured Parties, or any ABL Credit Party with respect to the ABL Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each First Lien Term Loan Collateral Document and each Additional First Lien Term Collateral Document, in each case without the consent of, or any action by, any First Lien Term Loan Agent or any First Lien Term Loan Secured Party or any Additional First Lien Term Agent or Additional First Lien Term Secured Party, as applicable; provided that such amendment, waiver or consent does not materially adversely affect the rights of the First Lien Term Loan Secured Parties or the Additional First Lien Term Secured Parties, as applicable, or the interests of the First Lien Term Loan Secured Parties or the Additional First Lien Term Secured Parties, as applicable, in the Term Loan Priority Collateral (it being understood that the release of any Liens securing the First Lien Term Loan Obligations or Additional First Lien Term Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such First Lien Term Loan Secured Parties or the Additional First Lien Term Secured Parties, as applicable, in the Term Loan Priority Collateral). The ABL Agent shall give written notice of such amendment, waiver or consent to the First Lien Term Loan Agent and each Additional First Lien Term Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any First Lien Term Loan Collateral Document or any Additional First Lien Term Collateral Document as set forth in this Section 7.4(b).

(c)                                  In the event that the ABL Agent that is the ABL Collateral Representative or the Requisite ABL Holders represented thereby enter into any amendment, waiver or consent in respect of or replacing any ABL Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, any ABL Collateral Document relating to the ABL Priority Collateral or changing in any manner the rights of the ABL Agent, the ABL Secured Parties, or any ABL Credit Party with respect to the ABL Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Second Lien Term Loan Collateral Document and each Additional Second Lien Term Collateral Document, in each case without the consent of, or any action by, any Second Lien Term Loan Agent or any Second Lien Term Loan Secured Party or any Additional Second Lien Term Agent or Additional Second Lien Term Secured Party, as applicable; provided that such amendment, waiver or consent does not materially adversely affect the rights of the Second Lien Term Loan Secured Parties or the Additional Second Lien Term Secured Parties, as applicable, or the interests of the Second Lien Term Loan Secured Parties or the Additional Second Lien

Term Secured Parties, as applicable, in the Term Loan Priority Collateral (it being understood that the release of any Liens securing the Second Lien Term Loan Obligations or Additional Second Lien Term Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such Second Lien Term Loan Secured Parties or the Additional Second Lien Term Secured Parties, as applicable, in the Term Loan Priority Collateral). The ABL Agent shall give written notice of such amendment, waiver or consent to the Second Lien Term Loan Agent and each Additional Second Lien Term Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second Lien Term Loan Collateral Document or any Additional Second Lien Term Collateral Document as set forth in this Section 7.4(c).

(d)                                 In the event that the First Lien Term Loan Agent that is the Term Loan Collateral Representative or the requisite First Lien Term Loan Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any First Lien Term Loan Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Term Loan Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, or any First Lien Term Loan Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of, or any action by, the ABL Agent or any ABL Secured Party; provided that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral) (it being understood that the release of any Liens securing the ABL Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such ABL Secured Parties in the ABL Collateral). The First Lien Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(d).

(e)                                  In the event that the Second Lien Term Loan Agent that is the Term Loan Collateral Representative or the requisite Second Lien Term Loan Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Second Lien Term Loan Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second Lien Term Loan Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, or any Second Lien Term Loan Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of, or any action by, the ABL Agent or any ABL Secured Party; provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral) (it being understood that the release of any Liens securing the ABL Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such ABL Secured Parties in the ABL Collateral). The Second Lien Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(e).

(f)                                   In the event that any Additional First Lien Term Agent that is the Term Loan Collateral Representative or the requisite Additional First Lien Term Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Additional First Lien Term Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Additional First Lien Term Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Additional First Lien Term Agent, the Additional First Lien Term Secured Parties, or any Additional First Lien Term Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of, or any action by, the ABL Agent or any ABL Secured Party (except as may be separately otherwise agreed in writing by and between such Additional First Lien Term Agent, on behalf of itself and the Additional First Lien Term Secured Parties represented thereby and the ABL Agent, on behalf of itself and the ABL Secured Parties); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral) (it being understood that the release of any Liens securing the ABL Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such ABL Secured Parties in the ABL Collateral). The applicable Additional First Lien Term Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(f).

(g)                                  In the event that any Additional Second Lien Term Agent that is the Term Loan Collateral Representative or the requisite Additional Second Lien Term Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Additional Second Lien Term Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Additional Second Lien Term Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Additional Second Lien Term Agent, the Additional Second Lien Term Secured Parties, or any Additional Second Lien Term Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of, or any action by, the ABL Agent or any ABL Secured Party (except as may be separately otherwise agreed in writing by and between such Additional Second Lien Term Agent, on behalf of itself and the Additional Second Lien Term Secured Parties represented thereby and the ABL Agent, on behalf of itself and the ABL Secured Parties); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral) (it being understood that the release of any Liens securing the ABL Obligations pursuant to Section 2.4(f), shall not be deemed to materially adversely affect the rights or interests of such ABL Secured Parties in the ABL Collateral). The applicable Additional Second Lien Term Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(g).

Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, sent by electronic mail or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile or, in the case of an electronic mail, when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Royal Bank of Canada
Agency Services Group
4th Floor, 20 King Street West
Toronto, Ontario
M5H 1C4
Facsimile No.: (416) 842-4023
Attention: Manager, Agency Services Group

First Lien Term Loan Agent:	Credit Suisse AG
Eleven Madison Avenue, 6th Floor
New York, NY 10010
Attention: Loan Operations — Boutique
Management
Tel: (212) 538-3525
Fax: 212-325-8315
E-mail: list.ops-collateral@credit-suisse.com

Second Lien Term Loan Agent:	Credit Suisse AG

Eleven Madison Avenue, 6th Floor
New York, NY 10010
Attention: Loan Operations — Boutique
Management
Tel: (212) 538-3525
Fax: 212-325-8315
E-mail: list.ops-collateral@credit-suisse.com

Any Additional Term Agent:	As set forth in the Additional Indebtedness Joinder executed and delivered by such Additional Term
Agent pursuant to Section 7.11.

Section 7.6 No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations, the Discharge of First Lien Term Loan Obligations, the Discharge of Second Lien Term Loan Obligations and the Discharge of Additional Term Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10 hereof. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Secured Party, the First Lien Term Loan Agent, any First Lien Term Loan Secured Party, the Second Lien Term Loan Agent, any Second Lien Term Loan Secured Party, any Additional Term Agent or any Additional Term Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, such ABL Secured Party, such First Lien Term Loan Secured Party, such Second Lien Term Loan Secured Party, such Additional Term Agent or such Additional Term Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8 Governing Law: Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts (including by telecopy and other electronic transmission), and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, each Additional Term Agent, the Additional Term Secured Parties and, with respect to Sections 2.4(f), 5.2, 7.4 and 7.11, the Company and the other Credit Parties. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 7.11 Designation of Additional Indebtedness; Joinder of Additional Term Agents. (a) The Company may designate any Additional Indebtedness complying with the requirements of the definition of “Additional Indebtedness” as Additional Indebtedness, and as either Additional First Lien Term Indebtedness or Additional Second Lien Term Indebtedness, for purposes of this Agreement, upon complying with the following conditions:

(i)            one or more Additional Term Agents for one or more Additional Term Secured Parties in respect of such Additional Indebtedness shall have executed the Additional Indebtedness Joinder with respect to such Additional Indebtedness, and the Company or any such Additional Term Agent shall have delivered such executed Additional Indebtedness Joinder to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement;

(ii)           at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Additional Indebtedness Joinder, the Company shall have delivered to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement complete and correct copies of any Additional Term Credit Facility, Additional Term Guarantees and Additional Term Collateral Documents that will govern such Additional Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Term Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii)          the Company shall have executed and delivered to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement an Additional Indebtedness Designation, with respect to such Additional Indebtedness, which Additional Indebtedness Designation shall designate such Additional Indebtedness as Additional First Lien Term Indebtedness or Additional Second Lien Term Indebtedness, as the case may be; and

(iv)          all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Additional Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement.

No Additional Indebtedness may be designated both Additional First Lien Term Indebtedness and Additional Second Lien Term Indebtedness.

(b)           Upon satisfaction of the foregoing conditions, (i) the designated Additional Indebtedness shall constitute “Additional Indebtedness”, any Additional Term Credit Facility under which such Additional Indebtedness is or may be incurred shall constitute an “Additional Term Credit Facility”, any holder of such Additional Indebtedness or other applicable Additional Term Secured Party shall constitute an “Additional Term Secured Party”, and any Additional Term Agent for any such Additional Term Secured Party shall constitute an “Additional Term Agent”, (ii) any designated Additional First Lien Term Indebtedness shall constitute “Additional First Lien Term Indebtedness”, any Additional First Lien Term Credit Facility under which such Additional First Lien Term Indebtedness is or may be incurred shall constitute an “Additional Term Credit Facility” and an “Additional First Lien Term Credit Facility”, any holder of such Additional First Lien Term Indebtedness or other applicable Additional First Lien Term Secured Party shall constitute an “Additional Term Secured Party” and an “Additional First Lien Term Secured Party”, and any Additional First Lien Term Agent for any such Additional First Lien Term Secured Party shall constitute an “Additional First Lien Term Agent” and (iii) any designated Additional Second Lien Term Indebtedness shall constitute “Additional Second Lien Term Indebtedness”, any Additional Second Lien Term Credit Facility under which such Additional Second Lien Term Indebtedness is or may be incurred shall constitute an “Additional Term Credit Facility” and an “Additional Second Lien Term Credit Facility”, any holder of such Additional Second Lien Term Indebtedness or other applicable Additional Second Lien Term Secured Party shall constitute an “Additional Term Secured Party” and an “Additional Second Lien Term Secured Party”, and any Additional Second Lien Term Agent for any such Additional Second Lien Term Secured Party shall constitute an “Additional Second Lien Term Agent” in each case for all purposes under this Agreement. The date on which the foregoing conditions shall have been satisfied with respect to such Additional Indebtedness is herein called the “Additional Effective Date.” Prior to the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed not to take into account such Additional Indebtedness, and the rights and obligations of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is not then designated. On and after the Additional Effective Date with respect to such Additional Indebtedness, all references herein to Additional Indebtedness shall be deemed to take into account such Additional Indebtedness, and the rights and obligations of the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent then party to this Agreement shall be determined on the basis that such Additional Indebtedness is then designated.

(c)           In connection with any designation of Additional Indebtedness pursuant to this Section 7.11, each of the ABL Agent, the First Lien Term Loan Agent, the Second Lien

Term Loan Agent and any other Additional Term Agent then party hereto agrees (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any First Lien Term Loan Collateral Documents, Second Lien Term Loan Collateral Documents, ABL Collateral Documents, or Additional Term Collateral Documents, as applicable, and any agreements relating to any security interest in Control Collateral and Cash Collateral, and to make or consent to any filings or take any other actions (including executing and recording any mortgage subordination or similar agreement), as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Indebtedness to become a valid and perfected Lien (with the priority contemplated by the applicable Additional Indebtedness Designation delivered pursuant to this Section 7.11 and by this Agreement) and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Indebtedness pursuant to this Section 7.11 (including, without limitation, if requested, by executing an acknowledgment of any Additional Indebtedness Joinder or of the occurrence of any Additional Effective Date).

Section 7.12 Term Loan Collateral Representative and ABL Collateral Representative; Notice of Change. The Term Loan Collateral Representative shall act for the First Lien Term Loan Collateral Secured Parties and Second Lien Term Loan Collateral Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Controlling Term Holders, or the requisite percentage of such Controlling Term Holders as provided in the applicable Term Loan Priority Collateral Documents (or the agent or representative with respect thereto). Until a Party (other than the existing Term Loan Collateral Representative) receives written notice from the existing Term Loan Collateral Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the Term Loan Collateral Representative, such Party shall be entitled to act as if the existing Term Loan Collateral Representative is in fact the Term Loan Collateral Representative. Each Party (other than the existing Term Loan Collateral Representative) shall be entitled to rely upon any written notice of a change in the identity of the Term Loan Collateral Representative which facially appears to be from the then existing Term Loan Collateral Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing Term Loan Collateral Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the Term Loan Collateral Representative.

The ABL Collateral Representative shall act for the ABL Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Requisite ABL Holders from time to time. Until a Party (other than the existing ABL Collateral Representative) receives written notice from the existing ABL Collateral Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the ABL Collateral Representative, such Party shall be entitled to act as if the existing ABL Collateral Representative is in fact the ABL Collateral Representative. Each Party (other than the existing ABL Collateral Representative) shall be entitled to rely upon any written notice of a change in the identity of the ABL Collateral Representative which facially appears to be from the then existing ABL Collateral Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing ABL Collateral Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the ABL Collateral Representative.

Section 7.13 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of (a) the ABL Secured Parties, as one class and (b) the First Lien Term Loan Secured Parties, the Second Lien Term Loan Secured Parties and any Additional Term Secured Parties, collectively, as another class. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or any other Credit Party to pay the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations and any Additional Term Obligations as and when the same shall become due and payable in accordance with their terms (such obligations to pay being absolute and unconditional). For the avoidance of doubt, as among the First Lien Term Loan Collateral Secured Parties and the Second Lien Term Loan Collateral Secured Parties, nothing herein is intended to alter their relative rights and obligations, which shall continue to be governed by the First/Second Lien Intercreditor Agreement or any applicable Other Intercreditor Agreement, or to require that such rights and obligations be treated as a single class in any Insolvency Proceeding.

Section 7.14 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.15 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not (i) invalidate or render unenforceable such provision in any other jurisdiction or (ii) invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.16 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.17 VENUE; JURY TRIAL WAIVER. (a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (II) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY

SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (III) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 7.17(A) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING.

(b)           EACH PARTY HERETO HEREBY (I) WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS, (II) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (III) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.17(B). EACH PARTY HERETO FURTHER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.18 Intercreditor Agreement. This Agreement is the “ABL/Term Loan Intercreditor Agreement” referred to in the ABL Credit Agreement, the ABL Collateral Documents, the First Lien Term Loan Credit Agreement, the Second Lien Term Loan Credit Agreement, any Additional Term Credit Facility and the Term Loan Priority Collateral Documents. Nothing in this Agreement shall be deemed to subordinate the right of any ABL Secured Party to receive payment to the right of any First Lien Term Loan Secured Party, any Second Lien Term Loan Secured Party or any Additional Term Secured Party to receive payment or to subordinate the right of any First Lien Term Loan Secured Party, any Second Lien Term Loan Secured Party or any Additional Term Secured Party to receive payment to the right of any ABL Secured Party (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens as between the ABL Secured Parties, on the one hand, and the First Lien Term Loan Secured

Parties, the Second Lien Term Loan Secured Parties or any Additional Term Secured Parties, on the other hand, but not a subordination of Indebtedness.

Section 7.19 No Warranties or Liability. The First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any Additional Term Agent each acknowledges and agrees that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document, any other First Lien Term Loan Document, any other Second Lien Term Loan Document or any other Additional Term Document. Except as otherwise provided in this Agreement, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any Additional Term Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.20 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any First Lien Term Loan Document, any Second Lien Term Loan Document or any Additional Term Document, the provisions of this Agreement shall govern. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to, or obligations of, the Company or any other Credit Party in the First Lien Term Loan Documents, the Second Lien Term Loan Documents, the ABL Documents or any Additional Term Documents.

Section 7.21 Information Concerning Financial Condition of the Credit Parties. None of the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any Additional Term Agent has any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or of other circumstances bearing upon the risk of nonpayment of the ABL Obligations, the First Lien Term Loan Obligations, the Second Lien Term Loan Obligations or any Additional Term Obligations. The First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent and any Additional Term Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the First Lien Term Loan Agent, the Second Lien Term Loan Agent, the ABL Agent or any Additional Term Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

Section 7.22 Excluded Assets. For the avoidance of doubt, nothing in this Agreement (including Sections 2.1, 2.5, 4.1, 6.1 and 6.9 hereof) shall be deemed to provide or require that any Agent or any Secured Party represented thereby receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes “Excluded Assets” under (and as defined in) the applicable Credit Facility or any related Credit Document to which such Agent is a party.

[Signature pages follow]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, the First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Secured Parties and the Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

ROYAL BANK OF CANADA,
in its capacity as the ABL Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

[Signature Page to ABL Term Loan ICA]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
in its capacity as the First Lien Term Loan Agent

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Michaela Kenny
Name:	Michaela Kenny
Title:	Authorized Signatory

[Signature Page to ABL Term Loan ICA]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
in its capacity as the Second Lien Term Loan Agent

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Michaela Kenny
Name:	Michaela Kenny
Title:	Authorized Signatory

[Signature Page to ABL Term Loan ICA]

ACKNOWLEDGMENT

Each Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Agent, the Second Lien Term Loan Secured Parties, any Additional Term Agent and any Additional Term Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement, except as expressly provided therein.

[Signature Page to ABL Term Loan ICA]

CREDIT PARTIES:

LBM BORROWER, LLC

By:	/s/ James J. Connors, II
Name:	James J. Connors, II
Title:	Vice President and Secretary

[Signature Page to ABL Term Loan ICA]

LBM MIDCO, LLC

By:	/s/ James J. Connors, II
Name:	James J. Connors, II
Title:	Vice President and Secretary

[Signature Page to ABL Term Loan ICA]

Feldman Lumber – US LBM, LLC

By: US LBM Holdings, LLC, its Sole Member

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Vice President Corporate Controller

[Signature Page to ABL Term Loan ICA]

US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply - US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Representative

[Signature Page to ABL Term Loan ICA]

EXHIBIT A

to the ABL/Term Loan Intercreditor Agreement

[FORM OF] ADDITIONAL INDEBTEDNESS DESIGNATION

DESIGNATION dated as of _____ __, 20__, by LBM Borrower, LLC (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as of August 20, 2015 between Royal Bank of Canada, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”) for the ABL Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Term Loan Agent”) for the First Lien Term Loan Secured Parties and Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Term Loan Agent”) for the Second Lien Term Loan Secured Parties.(1) Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Term Credit Facility], dated as of ______ __, 20__ (the “Additional Term Credit Facility”), among [list any applicable Credit Party], [list Additional Term Secured Parties] [and Additional Term Agent, as agent (the “Additional Term Agent”)].(2)

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, and any Additional Term Agent that:

(1)           the Additional Indebtedness incurred or to be incurred under the Additional Term Credit Facility constitutes “Additional Indebtedness” which complies with the definition of such term in the Intercreditor Agreement; and

(2)           all conditions set forth in Section 7.11 of the Intercreditor Agreement with respect to the Additional Indebtedness have been satisfied.

(1)	Revise as appropriate to refer to any successor ABL Agent, First Lien Term Loan Agent or Second Lien Term Loan Agent and to add reference to any previously added Additional Term Agent.

(2)	Revise as appropriate to refer to the relevant Additional Term Credit Facility, Additional Term Secured Parties and any Additional Term Agent.

Section 2.     Designation of Additional Indebtedness. The Company hereby designates such Additional Indebtedness as Additional Indebtedness and as Additional [First Lien] / [Second Lien] Term Indebtedness under the Intercreditor Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

LBMBORROWER, LLC

By:
Name:
Title:

3

EXHIBIT B

to the ABL/Term Loan Intercreditor Agreement

[FORM OF] ADDITIONAL INDEBTEDNESS JOINDER

JOINDER, dated as of __________, 20__, among LBM Borrower, LLC (the “Company”), Royal Bank of Canada, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)(3) for the ABL Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Term Loan Agent”)(4) for the First Lien Term Loan Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Term Loan Agent”)(5) for the Second Lien Term Loan Secured Parties, [list any previously added Additional Term Agent] [and insert name of each Additional Term Agent under any Additional Term Credit Facility being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent, the First Lien Term Loan Agent [and] the Second Lien Term Loan Agent [and (list any previously added Additional Term Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Term Credit Facility], dated as of _______ __, 20__ (the “Additional Term Credit Facility”), among [list any applicable Credit Party], [list any applicable Additional Term Secured Parties (the “Joining Additional Term Secured Parties”)] [and insert name of each applicable Additional Term Agent (the “Joining Additional Term Agent”)].(6)

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Indebtedness under the Intercreditor Agreement. The Company has so designated Additional Indebtedness incurred or to be incurred under the Additional Term Credit Facility as Additional Indebtedness and as Additional [First Lien] [Second Lien] Term Indebtedness by means of an Additional Indebtedness Designation.

Accordingly, [the Joining Additional Term Agent, for itself and on behalf of the Joining Additional Term Secured Parties,](7) hereby agrees with the ABL Agent, the First Lien

(3)	Revise as appropriate to refer to any successor ABL Agent.

(4)	Revise as appropriate to refer to any successor First Lien Term Loan Agent.

(5)	Revise as appropriate to refer to any successor Second Lien Term Loan Agent.

(6)	Revise as appropriate to refer to the relevant Additional Term Credit Facility, Additional Term Secured Parties and any Additional Term Agent.

(7)	Revise as appropriate to refer to any Additional Term Agent being added hereby and any Additional Term Secured Parties represented thereby.

Term Loan Agent, the Second Lien Term Loan Agent and any other Additional Term Agent party to the Intercreditor Agreement as follows:

Section 1.   Agreement to be Bound. The [Joining Additional Term Agent, for itself and on behalf of the Joining Additional Term Secured Parties,](8) hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Additional Effective Date with respect to the Additional Term Credit Facility, be deemed to be a party to the Intercreditor Agreement.

Section 2.   Recognition of Claims. (a) The ABL Agent (for itself and on behalf of the ABL Secured Parties), the First Lien Term Loan Agent (for itself and on behalf of the First Lien Term Loan Secured Parties), the Second Lien Term Loan Agent (for itself and on behalf of the Second Lien Term Loan Secured Parties) and [each of] the Additional Term Agent[s] (for itself and on behalf of any Additional Term Secured Parties represented thereby) hereby agree that the interests of the respective Secured Parties in the Liens granted to the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, or any Additional Term Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the ABL Agent, the First Lien Term Loan Agent, the Second Lien Term Loan Agent, any Additional Term Agent or any Secured Party may be entitled or subject. The ABL Agent (for itself and on behalf of the ABL Secured Parties), the First Lien Term Loan Agent (for itself and on behalf of the First Lien Term Loan Secured Parties), the Second Lien Term Loan Agent (for itself and on behalf of the Second Lien Term Loan Secured Parties) and any Additional Term Agent party to the Intercreditor Agreement (for itself and on behalf of any Additional Term Secured Parties represented thereby) (a) recognize the existence and validity of the Additional Term Obligations represented by the Additional Term Credit Facility, and (b) agree to refrain from making or asserting any claim that the Additional Term Credit Facility or other applicable Additional Term Documents are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations. The [Joining Additional Term Agent (for itself and on behalf of the Joining Additional Term Secured Parties] (a) recognize[s] the existence and validity of the ABL Obligations, the existence and validity of the First Lien Term Loan Obligations, the existence and validity of the Second Lien Term Loan Obligations [and the existence and validity of the Additional Term Obligations](9) and (b) agree[s] to refrain from making or asserting any claim that the ABL Credit Agreement, the First Lien Term Loan Credit Agreement, the Second Lien Term Loan Credit Agreement, the other ABL Documents, First Lien Term Loan Documents or Second Lien Term Loan Documents or the Additional Term Credit Facility or the Additional Term Documents](10), as the case may be,

(8)	Revise references throughout as appropriate to refer to the party or parties being added.

(9)	Add reference to any previously added Additional Term Obligations as appropriate.

(10)	Add reference to any previously added Additional Term Credit Facility and related Additional Term Documents as appropriate.

2

are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3.   Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Additional Term Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 4.   Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[Remainder of page intentionally left blank]

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[Add Signatures]

4

EXHIBIT C

to the ABL/Term Loan Intercreditor Agreement

[FORM OF] [ABL CREDIT AGREEMENT] [FIRST LIEN TERM LOAN CREDIT

AGREEMENT] [SECOND LIEN TERM LOAN CREDIT AGREEMENT] [ADDITIONAL

TERM CREDIT FACILITY] JOINDER

JOINDER, dated as of ________________, 20__, among Royal Bank of Canada in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)(11) for the ABL Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Term Loan Agent”)(12) for the First Lien Term Loan Secured Parties, Credit Suisse AG, Cayman Islands Branch, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Term Loan Agent”)(13) for the Second Lien Term Loan Secured Parties, [list any previously added Additional Term Agent] [and insert name of additional ABL Secured Parties, ABL Agent, First Lien Term Loan Secured Parties, First Lien Term Loan Agent, Second Lien Term Loan Secured Parties, Second Lien Term Loan Agent, as applicable, being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of August 20, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent(14), the First Lien Term Loan Agent(15) [and] the Second Lien Term Loan Agent(16) [and (list any previously added Additional Term Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of new facility], dated as of __________ __, 20__ (the “Joining [ABL Credit Agreement][First Lien Term Loan Credit Agreement][Second Lien Term Loan Credit Agreement][Additional Term Credit Facility]”), among [list any applicable Credit Party], [list any applicable new ABL Secured Parties, First Lien Term Loan Secured Parties, Second Lien Term Loan Secured Parties or Additional Term Secured Parties, as applicable (the “Joining [ABL Secured Parties][First Lien Term Loan Secured Parties][Second Lien Term Loan Secured Parties][Additional Term Secured Parties]”)]

(11)	Revise as appropriate to refer to any successor ABL Agent.

(12)	Revise as appropriate to refer to any successor First Lien Term Loan Agent.

(13)	Revise as appropriate to refer to any successor Second Lien Term Loan Agent.

(14)	Revise as appropriate to describe predecessor ABL Agent or ABL Secured Parties, if joinder is for a new ABL Credit Agreement.

(15)	Revise as appropriate to describe predecessor First Lien Term Loan Agent or First Lien Term Loan Secured Parties, if joinder is for a new First Lien Term Loan Credit Agreement.

(16)	Revise as appropriate to describe predecessor Second Lien Term Loan Agent or Second Lien Term Loan Secured Parties, if joinder is for a new Second Lien Term Loan Credit Agreement.

[and insert name of each applicable Agent (the “Joining [ABL][First Lien Term Loan][Second Lien Term Loan][Additional Term] Agent”)].(17)

The Joining [ABL][First Lien Term Loan][Second Lien Term Loan][Additional Term] Agent, for itself and on behalf of the Joining [ABL Secured Parties][First Lien Term Loan Secured Parties][Second Lien Term Loan Secured Parties][Additional Term Secured Parties],(18) hereby agrees with the Company and the other Grantors, the [ABL][First Lien Term Loan][Second Lien Term Loan][Additional Term] Agent and any other Additional Term Agent party to the Intercreditor Agreement as follows:

Section 1.     Agreement to be Bound. The [Joining [ABL][First Lien Term Loan][Second Lien Term Loan][Additional Term] Agent, for itself and on behalf of the Joining [ABL Secured Parties][First Lien Term Loan Secured Parties][ Second Lien Term Loan Secured Parties][Additional Term Secured Parties],](19) hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be deemed to be a party to the Intercreditor Agreement as [the][a] [ABL] [First Lien Term Loan] [Second Lien Term Loan] [Additional Term] Agent. As of the date hereof, the Joining [ABL Credit Agreement][First Lien Term Loan Credit Agreement][ Second Lien Term Loan Credit Agreement][Additional Term Credit Facility] shall be deemed [the][a] [ABL Credit Agreement][First Lien Term Loan Credit Agreement] [Second Lien Term Loan Credit Agreement] [Additional Term Credit Facility] under the Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the Intercreditor Agreement.

Section 2.   Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to the Joining [ABL] [First Lien Term Loan] [Second Lien Term Loan] [Additional Term] Agent shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 3.   Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

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(17)	Revise as appropriate to refer to the new credit facility, Secured Parties and Agents.

(18)	Revise as appropriate to refer to any Agent being added hereby and any Secured Parties represented thereby.

(19)	Revise references throughout as appropriate to refer to the party or parties being added.

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[ADD SIGNATURES]

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